Execution Copy

__________________________________________________________________________________________________________________

                                       WACHOVIA ASSET SECURITIZATION, INC.,

                                                   as Depositor

                                                        and

                                             WILMINGTON TRUST COMPANY,

                                                 as Owner Trustee

                                     ________________________________________

                                                  TRUST AGREEMENT

                                          Dated as of September 27, 2002

                                     ________________________________________

                                WACHOVIA ASSET SECURITIZATION, INC. 2002-HE1 TRUST
                          Wachovia Asset Securitization, Inc. Asset-Backed Certificates,
                                                  Series 2002-HE1

__________________________________________________________________________________________________________________

         Section 3.02.         Payment of Purchase Price for Subsequent Mortgage Loans and Additional

         Section 4.06.         Prior Notice to Certificateholders and the Enhancer with Respect to

EXHIBITS

         This  trust  agreement,  dated as of  September  27,  2002 (as  amended  from  time to  time,  the  "Trust
Agreement"),  is between  Wachovia  Asset  Securitization,  Inc., a North Carolina  corporation,  as depositor (the
"Depositor"),  and  Wilmington  Trust  Company,  a Delaware  banking  corporation,  as owner  trustee  (the  "Owner
Trustee").

                                                    WITNESSETH:

         WHEREAS, the Depositor and the Owner Trustee desire to form a Delaware statutory trust;

         NOW,  THEREFORE,  In consideration of the mutual agreements herein contained,  the Depositor and the Owner
Trustee agree as follows:

                                                    ARTICLE I

                                                   Definitions

     Section 1.01  Definitions.  For all purposes of this Trust Agreement,  except as otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms used herein that are not  otherwise  defined shall have the  meanings  ascribed  thereto in  Appendix A to the  indenture  dated as of  September  27, 2002 (the
"Indenture"),  between Wachovia Asset  Securitization,  Inc. 2002-HE1 Trust, as Issuer, and JPMorgan Chase Bank, as
Indenture  Trustee,  and such  Appendix  A is hereby  incorporated  by  reference  and made are part of this  Trust
Agreement.  All other capitalized terms used herein shall have the meanings specified herein.

     Section 1.02  Other Definitional Provisions.

     (a) All terms defined in this Trust  Agreement  shall have the defined  meanings when used in any  certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Trust  Agreement  and in any  certificate  or other  document  made or delivered  pursuant hereto or  thereto,  accounting  terms not  defined in this Trust  Agreement  or in any such  certificate  or other document,  and  accounting  terms  partly  defined  in this Trust  Agreement  or in any such  certificate  or other document to the extent not defined,  shall have the  respective  meanings  given to them under  generally  accepted accounting  principles.  To the extent that the  definitions of accounting  terms in this Trust Agreement or in any such  certificate  or other  document are  inconsistent  with the meanings of such terms under  generally  accepted accounting  principles,  the  definitions  contained in this Trust  Agreement or in any such  certificate  or other document shall control.

     (c) The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Trust Agreement shall  refer to this Trust  Agreement  as a whole and not to any  particular  provision  of this  Trust  Agreement;
Section   and  Exhibit references  contained in this Trust Agreement are references to Sections and Exhibits in or to this Trust Agreement unless otherwise  specified;  the term "including" shall mean "including without  limitation";
"or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

     (d) The  definitions  contained in this Trust  Agreement are  applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (e) Any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered  in  connection  herewith  means such  agreement,  instrument  or  statute as from time to time  amended, modified or  supplemented  and includes (in the case of agreements or  instruments)  references to all  attachments thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted  successors  and assigns.

                                                        ARTICLE II

                                                       Organization

     Section 2.01  Name. The trust created hereby shall be known as "Wachovia Asset  Securitization,  Inc.  2002-HE1
Trust," in which name the Owner  Trustee may conduct the  business  of the Trust,  make and execute  contracts  and other instruments on behalf of the Trust and sue and be sued.

     Section 2.02  Office.  The office of the Trust  shall be in care of the Owner  Trustee at the  Corporate  Trust
Office  or at such  other  address  in  Delaware  as the Owner  Trustee  may  designate  by  written  notice to the
Certificateholders, the Depositor, and the Enhancer.

     Section 2.03  Purposes and Powers.  The purpose of the Trust is to engage in the following activities:

     (a) to issue the Notes  pursuant to the Indenture and the  Certificates  pursuant to this Trust  Agreement and to sell the Notes and the Certificates;

     (b) to purchase the Mortgage Loans and to pay the organizational,  start-up and transactional  expenses of the
Trust;

     (c) to assign,  grant,  transfer,  pledge and convey the Mortgage Loans pursuant to the Indenture and to hold, manage and  distribute  to the  Certificateholders  pursuant  to  Section 5.01  any portion of the  Mortgage  Loans released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

     (d) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

     (e) to engage in those  activities,  including  entering  into  agreements,  that are  necessary,  suitable or convenient to  accomplish  the  foregoing or are  incidental  thereto or connected  therewith,  including,  without limitation, to accept additional contributions of equity that are not subject to the Lien of the Indenture; and

     (f) subject to compliance with the Basic  Documents,  to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Securityholders.

The Trust is  hereby  authorized  to  engage  in the  foregoing  activities.  The  Trust  shall  not  engage in any activity  other than in connection  with the foregoing or other than as required or authorized by the terms of this
Trust Agreement or the other Basic  Documents  while any Note is outstanding  without the consent of the holders of
Certificates  evidencing a majority of the  aggregate  Certificate  Percentage  Interest of the  Certificates,  the
Indenture  Trustee,  the Enhancer and the holders of Notes  representing a majority of the aggregate  Voting Rights of the Notes.

     Section 2.04  Appointment  of Owner  Trustee.  The  Depositor  hereby  appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     Section 2.05  Initial  Capital  Contribution  of Trust Estate.  In  consideration  of the delivery by the Owner
Trustee,  on behalf of the  Trust,  of the  Securities  to the  Depositor  or its  designee,  upon the order of the
Depositor,  the Depositor,  as of the Closing Date and concurrently  with the execution and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey to the Trust,  without recourse,  but subject to the other terms and provisions of this Trust Agreement,  all of the right,  title and interest of the Depositor in and to the
Trust  Estate.  The  foregoing  transfer,  assignment,  set over and  conveyance  does not, and is not intended to, result in a creation or an  assumption  by the Trust of any  obligation  of the  Depositor  or any other  Person in connection  with the Trust Estate or under any agreement or instrument  relating  thereto,  except as  specifically set forth herein.

         The Owner Trustee, on behalf of the Trust,  acknowledges the conveyance to the Trust by the Depositor,  as of the Closing Date, of the Trust  Estate,  including all right,  title and interest of the Depositor in and to the
Trust Estate.  Concurrently with such conveyance and in exchange  therefor,  the Trust has pledged the Trust Estate to the Indenture  Trustee and has executed the Certificates and the Notes and caused them to be duly  authenticated and delivered.

     Section 2.06  Declaration of Trust.  The Owner Trustee  hereby  declares that it shall hold the Trust Estate in trust upon and  subject to the  conditions  set forth  herein  for the use and  benefit of the  Certificateholders, subject to the  obligations  of the Trust under the Basic  Documents.  It is the  intention  of the parties  hereto that the Trust  constitute  a  statutory  trust under the  Statutory  Trust  Statute and that this Trust  Agreement constitute the governing  instrument of such statutory  trust.  Effective as of the date hereof,  the Owner Trustee shall have all rights,  powers and duties set forth  herein and in the  Statutory  Trust  Statute  with  respect to accomplishing  the purposes of the Trust. It is the intention of the parties hereto that solely for federal,  state and local income and franchise tax purposes,  for so long as 100% of the  Certificates  are held by a single person or entity,  the Trust shall be treated as an entity  wholly owned by such person or entity,  with the assets of the entity being the Trust Estate,  and the Notes being debt of the entity,  and the provisions of this Trust Agreement shall be interpreted to further this intention.  If more than one person owns the  Certificates,  it is the further intention of the parties  hereto that solely for federal,  state and local  income and  franchise  tax purposes the
Owner  Trust  shall be treated as a  partnership,  with the  assets of the  partnership  being  Trust  Estate,  the partners  of the  partnership  being  the  Certificateholders  and the Notes  being  debt of the  partnership.  The provisions of this Trust  Agreement  shall be  interpreted  to further such  intentions.  Neither the Depositor nor any  Certificateholder  shall have any personal  liability for any liability or obligation of the Trust, other than the indemnification obligations as provided in Section 7.2 herein.

     Section 2.07  Title to Trust  Property.  Legal  title to the Trust  Estate  shall be vested at all times in the
Trust as a separate  legal entity except where  applicable  law in any  jurisdiction  requires title to any part of the Trust  Estate to be vested in a trustee or  trustees,  in which case title  shall be deemed to be vested in the
Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     Section 2.08  Situs of Trust.  The Trust will be located and  administered  in the State of Delaware.  All bank accounts  maintained  by the Owner  Trustee on behalf of the Trust shall be located in the State of Delaware or the
State of New York.  The Trust shall not have any  employees in any state other than  Delaware;  provided,  however, that nothing  herein  shall  restrict or prohibit the Owner  Trustee  from having  employees  within or without the
State of Delaware or taking actions  outside the State of Delaware in order to comply with  Section 2.03.  Payments will be  received  by the Trust only in  Delaware  or New York,  and  payments  will be made by the Trust only from
Delaware or New York.  The only office of the Trust will be at the  Corporate  Trust Office of the Owner Trustee in
Delaware.

     Section 2.09  Representations  and Warranties of the Depositor.  The Depositor  hereby  represents and warrants to the Owner Trustee and the Enhancer that:

     (a) The Depositor has been duly formed,  is validly  existing in good standing  under the laws of the state of its formation,  and is duly  qualified to do business and is in good standing  under the laws of each  jurisdiction where the character of its property,  the nature of its business or the  performance of its  obligations  under the
Basic Documents make such  qualification  necessary.  The jurisdiction of organization of the Depositor is Delaware and the  Depositor is a  "registered  organization"  (within the meaning of  Section 9-102  of the UCC in effect in
Delaware).

     (b) The Depositor has all requisite  power and authority to own its  properties,  to conduct its business, to execute and deliver each of the Basic Documents to be executed and  delivered by the  Depositor and to enter into and perform all of its obligations thereunder and any of the transactions contemplated thereby.

     (c) Each Basic Document to be executed and delivered by the Depositor has been duly  authorized,  executed and delivered by the Depositor and,  assuming the due execution and delivery by the other parties thereto,  constitutes a legal, valid and binding  agreement,  enforceable  against the Depositor in accordance with its terms,  except as enforceability may be limited by applicable  bankruptcy,  insolvency,  reorganization,  moratorium or other similar laws now or  hereafter in effect  affecting  the  enforcement  of  creditors'  rights in general and except as such enforceability  may be limited by general  principles  of equity  (whether  considered in a proceeding at law or in equity).

     (d) The execution  and delivery by the Depositor of the Basic  Documents to which the Depositor is a party and the  performance  by the Depositor of its  obligations  thereunder do not (A) violate any of the  provisions of the organizational  documents of the Depositor,  (B) violate any provision of any law,  governmental rule or regulation currently in effect  applicable to the Depositor or to its  properties or by which the Depositor or its  properties may be bound or affected,  which violation would  materially and adversely affect the right of the Trust to perform any of the  applicable  provisions of the Basic  Documents,  (C) violate any judgment,  decree,  writ,  injunction, award,  determination  or order  currently in effect  applicable to the Depositor or to its  properties or by which the Depositor or its properties are bound or affected,  which violation would  materially and adversely  affect the right of the Trust to perform any of the provisions of the Basic  Documents,  (D) conflict in any material  respect with,  or result in a breach in any material  respect of, or  constitute a default in any material  respect  under, any of the  provisions  of any  indenture,  mortgage,  deed of trust,  contract  or other  instrument  to which the
Depositor is a party or by which it is bound,  which  conflict,  breach or default would  materially  and adversely affect the right of the  Depositor to perform any of the  provisions of the Basic  Documents,  or (E) result in the creation or  imposition of any Lien upon any of the  properties of the Depositor  pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument (other than the Basic Documents).

     (e) No  consent,  approval,  order or  authorization  by, and no filing  with or notice to, any court or other governmental  authority in respect of the Depositor is required in connection  with the  authorization,  execution, delivery or performance by the Depositor of the Basic Documents.

     (f) There  are no  pending  or,  to the  best  of  the  Depositor's  knowledge,  threatened,  actions,  suits, proceedings or investigations  before any court,  administrative  agency,  arbitrator or governmental body that, if decided adversely,  would materially and adversely affect (A) the condition  (financial or otherwise),  business or operations of the Depositor or (B) the ability of the Depositor to perform its  obligations  under, or the validity or enforceability of, the Basic Documents to which it is a party.

     (g) The Depositor is solvent,  and the Depositor  does not  contemplate  any pending  insolvency or believe or have reason to believe  that it will not be able to pay its debts and other  obligations  as they  become due.  The
Depositor did not transfer the  Transferred  Property  pursuant to this Agreement with any intent to hinder,  delay or defraud any of its creditors.

     (h) Immediately  prior to (1) the transfer  hereunder,  the  Depositor  had good and  marketable  title to the interest in the  Initial  Transferred  Property  conveyed  to it,  free and clear of all Liens,  pledges,  charges, encumbrances,  security  interests  or  adverse  claims  of any  nature,  and this  Agreement  constitutes  a valid assignment  and  transfer  to the Trust of all right,  title and  interest of the  Depositor  in and to the Initial
Transferred  Property and (2) the transfer under the related Subsequent Transfer Agreement,  the Depositor had good and  marketable  title to the  interest in the related  Subsequent  Transferred  Property  conveyed to it, free and clear of all liens,  pledges,  charges,  encumbrances,  security interests or adverse claims of any nature and this
Agreement and the related  Subsequent  Transfer  Agreement,  when executed and delivered,  will  constitute a valid assignment  and  transfer  to the Trust of all right,  title and  interest of the  Depositor  in and to the related
Subsequent Transferred Property.

     (i) The  Depositor is not in default  under any  agreement,  contract,  instrument  or indenture to which such party is a party or by which such  party or its  respective  properties  is or are  bound,  or with  respect to any order of any court,  administrative  agency,  arbitrator or governmental  body, that would have a material  adverse effect on the transactions  contemplated  under the Basic Documents;  and no event has occurred that with notice or lapse of time or both would constitute such a default with respect to any such agreement,  contract,  instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

     (j) The chief executive office of the Depositor is located at the address set forth in Section 10.04.

     (k) The Depositor  acquired title to its interest in the  Transferred  Property in good faith,  without notice of any adverse claim to the Transferred Property.

     (l) The  Depositor  has caused its computer and  accounting  records to be marked to show that a sale of, or a security interest in, the Transferred Property has been made or granted to the Issuer.

     (m) The purchase  price paid by the  Depositor  for the portion of the  Transferred  Property  relating to the
Closing Date or related  Subsequent  Transfer Date, as applicable,  is the fair market value of such portion of the
Transferred Property.

     (n) This Agreement  creates a valid and  continuing  security  interest (as defined in the applicable  UCC) in the Loan  Agreements  in favor of the  Issuer,  which  security  interest  is prior to all other  Liens  (except as expressly  permitted  otherwise  in  this  Indenture),  and is  enforceable  as such as  against  creditors  of and purchasers from the Issuer.

     (o) The Loan Agreements  constitute  "accounts," "general  intangibles" or "instruments" within the meaning of the applicable UCC.

     (p) The Depositor owns and has good and  marketable  title to the Loan  Agreements  free and clear of any Lien of any Person.

     (q) The  Depositor  has received all consents and  approvals  required by the terms of the Loan  Agreements to the sale of the Loan Agreements hereunder to the Trust.

     (r) The Depositor has caused or will have caused,  within ten days,  the filing of all  appropriate  financing statements in the proper filing office in the appropriate  jurisdictions  under  applicable law in order to perfect the security interest in the Loan Agreements granted to the Trust hereunder.

     (s) Other than the security  interest  granted to the Trust pursuant to this Agreement,  the Depositor has not pledged,  assigned,  sold,  granted a security interest in, or otherwise  conveyed any of the Loan Agreements.  The
Depositor  has not  authorized  the filing of and is not aware of any  financing  statements  against the Depositor that include a description of collateral  covering the Loan Agreements other than any financing  statement relating to the security  interest  granted to the Depositor  hereunder or any security  interest that has been  terminated.
The Depositor is not aware of any judgment or tax lien filings against the Depositor.

     (t) The  Servicer,  on  behalf  of the  Depositor,  has in its  possession  all  original  copies  of the Loan
Agreements.  The Loan  Agreements  do not have any marks or  notations  indicating  that  they  have been  pledged, assigned or otherwise  conveyed to any Person other than the Depositor,  the Trust and the Indenture  Trustee.  All
financing  statements  filed or to be filed  against the  Depositor  in favor of the Trust in  connection  herewith describing the Loan Agreements  contain a statement to the following  effect:  "A purchase of or security  interest in any collateral described in this financing statement will violate the rights of the Trust."

     (u) None of the Mortgage  Notes that  constitute  or evidence  the  Mortgage  Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trust.

         The  representations  and warranties set forth in Section 2.09(n)  through (t) shall not be waived without the prior written consent of Standard and Poor's.

         Upon notice from the Enhancer,  the Issuer, the Owner Trustee,  the Indenture Trustee or the Servicer,  as
applicable,  of a breach of the  Depositor's  respective  representations  or warranties  above that materially and adversely affects the interests of the  Securityholders  in any Mortgage Loan, the Depositor shall,  within 90 days of its discovery or its receipt of notice of such breach,  either (i) cure such breach in all material  respects or
(ii) to the  extent  that  such  breach is with  respect  to a  Mortgage  Loan or a Related  Document,  either  (A)
repurchase  such Mortgage Loan from the Purchaser or its assignee at the  Repurchase  Price,  or (B) substitute one or more Eligible Substitute Loans received from the Seller pursuant to the Purchase Agreement.

         It is understood and agreed that the  obligation of the Depositor to cure any breach,  or to repurchase or substitute  for any Mortgage Loan as to which such a breach has occurred and is  continuing,  shall  constitute the sole remedy  respecting such breach available to the Enhancer,  the Issuer,  the Enhancer,  the  Certificateholders
(or the Owner  Trustee  on behalf of the  Certificateholders)  and the  Noteholders  (or the  Indenture  Trustee on
behalf of the Noteholders) against the Depositor.

     Section 2.10  Payment of Trust Fees.  The Owner Trustee  shall pay the Trust's fees and expenses  incurred with respect to the performance of the Trust's duties under the Indenture.

                                                       ARTICLE III

                                        Conveyance of the Mortgage Loans; Certificates

     Section 3.01 Conveyance of the Mortgage Loans.

     (a) The Depositor,  by the execution and delivery of this Agreement,  does hereby sell,  assign, set over, and otherwise convey to the Trust,  without recourse (except as expressly  provided  herein),  all of its right,  title and interest,  whether now owned or existing or hereafter created,  arising, or acquired,  in, to and under (i) the
Initial Mortgage Loans and the other related Initial  Transferred  Property and (ii) the Subsequent  Mortgage Loans
and other  related  Subsequent  Transferred  Property,  in each case  purchased  by the  Depositor  from the Seller pursuant to the Purchase Agreement;  provided,  however, that the Trust does not assume any obligations  (including any  obligations  to fund  Draws)  arising  under or related to the Related  Documents.  Such  conveyance  shall be deemed to be made:  (1) with  respect to the Cut-Off  Date  Principal  Balances  relating  to the Initial  Mortgage
Loans, as of the Closing Date; (2) with respect to the Cut-Off Date Principal  Balances  relating to the Subsequent
Mortgage  Loans,  as of the related  Subsequent  Transfer Date;  (3) with respect to the amount of each  Additional
Balance  created on or after the Cut-Off Date or the  Subsequent  Cut-Off  Date,  as  applicable,  and prior to the commencement  of the Rapid  Amortization  Period,  as of the later of the Closing  Date or the  related  Subsequent
Cut-Off  Date,  as  applicable  and the date that the  corresponding  Draw was made  pursuant to the  related  Loan
Agreement,  subject  to  the  receipt  by  the  Depositor  of  consideration  therefor  as  provided  herein  under
Section 3.02(c).

     (b) The Depositor  hereby assigns to the Trust all of the Depositor's  right,  title and interest to and under the Purchase  Agreement and any Subsequent  Transfer  Agreement  executed by the Depositor as Purchaser,  including without  limitation  the  Depositor's  right to enforce the  obligations  of the Seller  thereunder  (including the
Seller's  obligation to repurchase  Mortgage  Loans as the result of a breach of the Seller's  representations  and warranties in the Purchase Agreement).

     (c) In connection with the conveyance by the Depositor of the Initial  Mortgage Loans,  the Depositor  further agrees,  at its own  expense,  on or prior to the Closing  Date,  to  indicate  in its books and  records  that the
Initial  Mortgage  Loans have been sold to the Trust pursuant to this  Agreement,  and to deliver to the Trust true and complete lists of all of the Mortgage  Loans  specifying  for each Mortgage Loan the  information  contained in the Mortgage Loan  Schedule.  The Mortgage  Loan  Schedule is attached as Exhibit A to the Servicing  Agreement and is hereby incorporated into and made a part of this Agreement.

     (d) Upon the sale of the  Initial  Mortgage  Loans and the  Subsequent  Mortgage  Loans,  as  applicable,  the ownership of each related Loan  Agreement,  each  related  Mortgage and the contents of the related  Mortgage  File shall be vested in the Trust and the  ownership of all records and documents  with respect to the Initial  Mortgage
Loans and the Subsequent  Mortgage Loans,  as applicable,  that are prepared by or that come into the possession of the  Depositor,  as seller of the Initial  Mortgage  Loans  hereunder and the  Subsequent  Mortgage Loans under the related  Subsequent  Transfer  Agreement,  or by the Servicer under this Agreement  shall  immediately  vest in the
Trust,  and shall be retained and maintained in trust by the Indenture  Trustee and the Servicer at the will of the
Trust,  in such  custodial  capacity  only;  provided,  however that any records and  documents  that come into the possession of the Depositor shall be promptly  delivered to the Servicer.  The Depositor's  records will accurately reflect the sale of the Initial Mortgage Loans by it to the Trust.

         The Trust hereby  acknowledges  its acceptance of all right,  title and interest to the property  conveyed to it pursuant to this Section 3.01.

     (e) The parties  hereto  intend that the  transactions  set forth  herein  constitute  a sale,  including  for accounting  purposes,  by the  Depositor to the Trust of the  Depositor's  right,  title and interest in and to the
Mortgage Loans and the other  Transferred  Property,  and not a secured  borrowing.  In the event the  transactions set forth herein are deemed not to be a sale, the Depositor  hereby grants to the Trust a security  interest in all of the  Depositor's  right,  title and  interest,  whether now owned or  hereafter  acquired,  in, to and under the
Transferred Property to secure all of the Depositor's  obligations  hereunder,  and this Agreement shall and hereby does  constitute  a security  agreement  under  applicable  law.  Each of the  Mortgage  Loan  Schedules  is hereby incorporated  by reference and made a part of this Trust  Agreement.  The  Depositor  agrees to take or cause to be taken such actions and to execute such documents,  including  without  limitation the  authorization and the filing of any  continuation  statements  with respect to the UCC financing  statements  filed with respect to the Mortgage
Loans and other  Transferred  Property by the  Depositor on the Closing Date,  if any, and any  amendments  thereto required to reflect a change in the name or corporate  structure of the  Depositor or the filing of any  additional
UCC  financing  statements  due to the  change in the  principal  office or  jurisdiction  of  organization  of the
Depositor  as are  necessary  to perfect and protect the Trust' and its  assignees'  interests  in the  Transferred
Property.  The Depositor shall file any such continuation statements on a timely basis.

     Section 3.02  Payment of Purchase Price for Subsequent Mortgage Loans and Additional Balances.

     (a) The "Purchase Price" for the Subsequent  Mortgage Loans and the other Subsequent  Transferred  Property to be paid by the Trust to the Depositor on the related  Subsequent  Transfer Date shall be 100 percent of the related
Cut-Off Date  Principal  Balances  thereof (as  identified on the Mortgage  Loan  Schedule  attached to the related
Subsequent  Transfer  Agreement  provided by the  Depositor).  In the case of each Additional  Balance  transferred hereunder  created on or after the  Cut-Off  Date or  Subsequent  Cut-Off  Date,  as  applicable,  and prior to the commencement  of the Rapid  Amortization  Period,  the Purchase Price thereof shall be 100 percent of the principal amount of the related  Draw under the related  Loan  Agreement  as of the later of the Closing  Date or  Subsequent
Transfer  Date,  as  applicable,  and the date of creation of such  Additional  Balance,  adjusted to reflect  such factors as the Depositor and the Trust  mutually  agree will result in a Purchase  Price  determined to be the fair market value of such Additional Balance and the related Transferred Property.

     (b) With respect to each Subsequent  Mortgage Loan  transferred  pursuant to a Subsequent  Transfer  Agreement and each Additional Balance  transferred  hereunder or pursuant to a Subsequent  Transfer Agreement with respect to any Mortgage  Loan,  as  applicable,  the Trust shall pay or cause to be paid to the  Depositor or its designee the
Purchase Price specified above in Section 3.02(a)  for such Additional  Balance or Subsequent  Mortgage Loan in one of the following ways, as applicable:  (i) a cash payment pursuant to Section 3.02(a)  hereof in an amount equal to the related Draw or Cut-Off Date Principal  Balance,  as applicable,  if then available from Principal  Collections on any Payment Date,  amounts on deposit in the Pre-Funding  Account or amounts on deposit in the Funding  Account, as applicable,  or (ii) with respect to an Additional  Balance only, an increase in the Additional Balance Increase
Amount as of the day on which such Additional Balance was created, equal to the amount of such Additional Balance.

     Section 3.03  Draws  During Rapid  Amortization  Period.  During the Rapid  Amortization  Period, any Excluded
Amounts  shall not be  Additional  Balances,  and the  ownership of the related  balances  shall be retained by the
Seller.  Payments and collections  allocable  pursuant to Section 3.04 to an Excluded Amount shall not be deposited into the Custodial Account,  the Distribution  Account or the Note Payment Account, and shall be distributed by the
Servicer to the Seller no less frequently than monthly in accordance with reasonable  instructions  provided by the
Seller.

     Section 3.04  Allocation.  Except with respect to Liquidation  Loss Amounts,  the Depositor,  the Trust and the
Servicer  agree that all  collections  on the Mortgage Loans will be allocated and applied as provided by the terms of the related Loan  Agreements.  If the Loan  Agreement  does not specify a method of allocation  and  application for  particular  Collections,  such  Collections  shall be  allocated  and applied (i) first,  to interest pro rata
(based on the  respective  amounts  coming due on such day) among the amounts  coming due on such  dates,  and (ii)
then,  to principal in the order of the dates on which such  amounts  were first  incurred.  If, as a result of the provisions of this  Section 3.04,  Collections are allocated to Excluded  Amounts,  such  Collections  shall not be property  of the  Purchaser  or its  assignees  and shall be paid by the  Servicer  to the  Seller as  provided  in
Section 3.03, with respect to Liquidation Loss Amounts, as provided in the definition of Excluded Amount.

     Section 3.05  Addition  of  Subsequent  Mortgage  Loans.  The  transfer  by the  Depositor  of  any  Subsequent
Mortgage  Loans to the Issuer,  is  conditioned  upon the  satisfaction  of each of the following  conditions on or prior to the related Subsequent Transfer Date:

     (a) the  Depositor  shall have  provided  the  Indenture  Trustee,  the Issuer,  the  Enhancer  and the Rating
Agencies with a timely Addition Notice  substantially in the form of Exhibit I attached hereto,  which notice shall be given no later than five Business Days prior to the related  Subsequent  Transfer Date, and shall  designate the
Subsequent  Mortgage  Loans  to be sold to the  Issuer  and the  aggregate  Principal  Balance  of such  Subsequent
Mortgage Loans as of the related Subsequent Cut-Off Date;

     (b) the Depositor  shall have delivered to the Indenture  Trustee,  the Enhancer and the Rating  Agencies duly executed  Transfer  Agreement  substantially  in the form of Exhibit J, (A)  confirming  the  satisfaction  of each condition  precedent  specified  in this  Section 3.05(b)  and in  Section 2  of the  related  Subsequent  Transfer
Agreement and (B) including a Mortgage Loan Schedule listing the Subsequent Mortgage Loans;

     (c) as of each Subsequent  Transfer Date, as evidenced by delivery to the Indenture  Trustee of the Subsequent
Transfer Agreement,  the Depositor shall not be insolvent,  made insolvent by such transfer or aware of any pending insolvency;

     (d) such sale and transfer  shall not result in a material  adverse tax  consequence  to the Issuer or, due to any action or inaction on the part of the Seller to the Securityholders; and

     (e) the Depositor  shall have  provided  each the Enhancer and each Rating Agency with loan level  information in the  Enhancer's  and each such Rating  Agency's  standard  format no later than five  Business Days prior to the related  Subsequent  Transfer Date,  which shall designate the Subsequent  Mortgage Loans to be sold to the Issuer, and shall  receive  verbal  consent  from the  Enhancer and verbal  confirmation  from each Rating  Agency that the addition of the Subsequent Mortgage Loans will not result in a Rating Event.

         Within five  Business  Days after each  Subsequent  Transfer  Date,  the  Depositor  shall  deliver to the
Issuer,  the Rating  Agencies  and the  Indenture  Trustee a copy of the  Mortgage  Loan  Schedule  reflecting  the
Subsequent Mortgage Loans in electronic format.

     Section 3.06  Initial  Ownership.  Upon  the  formation  of the  Trust  by the  contribution  by the  Depositor pursuant to  Section 2.05  and the  conveyance  of the Initial  Mortgage  Loans  pursuant to  Section 3.01  and the issuance of the Certificates, Depositor shall be the sole Certificateholder.

     Section 3.07  Issuance  of  Certificates.  The  Certificates  shall be issued  in  minimum  denominations  of a
Percentage  Interest of 10.0000% and integral  multiples of 0.0001% in excess thereof.  The  Certificates  shall be issued in substantially the form attached hereto as Exhibit A.

         The  Certificates  shall be  executed  on  behalf of the Trust by  manual  or  facsimile  signature  of an authorized  officer of the Owner Trustee and  authenticated  in the manner provided in  Section 3.08.  Certificates bearing the manual or facsimile  signatures of individuals  who were, at the time when such  signatures  shall have been  affixed,  authorized to sign on behalf of the Trust,  shall be validly  issued and entitled to the benefit of this Trust  Agreement,  notwithstanding  that such individuals or any of them shall have ceased to be so authorized prior to the  authentication  and  delivery  of such  Certificates  or did not  hold  such  offices  at the date of authentication  and  delivery  of such  Certificates.  A Person  shall  become  a  Certificateholder  and  shall be entitled  to the  rights  and  subject to the  obligations  of a  Certificateholder  hereunder  upon such  Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.09.

         A transferee of a  Certificate  shall become a  Certificateholder  and shall be entitled to the rights and subject to the  obligations of a  Certificateholder  hereunder upon such  transferee's  acceptance of a Certificate duly  registered  in such  transferee's  name  pursuant to and upon  satisfaction  of the  conditions  set forth in
Section 3.09.

     Section 3.08  Authentication  of  Certificates.  Concurrently  with the  acquisition  of the  Initial  Mortgage
Loans by the Trust,  the Owner Trustee or the Certificate  Paying Agent shall cause the  Certificates in an initial
Percentage  Interest of 100.00% to be executed on behalf of the Trust,  authenticated  and delivered to or upon the written order of the Depositor,  signed by its chairman of the board, its president or any vice president,  without further  corporate  action by the  Depositor,  in  authorized  denominations.  No  Certificate  shall  entitle  the
Certificateholder  thereof to any  benefit  under this Trust  Agreement  or be valid for any purpose  unless  there shall appear on such  Certificate a certificate of  authentication  substantially  in the form set forth in Exhibit
A  hereto,  executed  by the  Owner  Trustee  or the  Certificate  Paying  Agent,  by  manual  signature,  and such authentication  shall  constitute  conclusive  evidence  that  such  Certificate  has been duly  authenticated  and delivered hereunder.  All Certificates shall be dated the date of their authentication.

     Section 3.09 Registration  of and  Limitations  on Transfer  and  Exchange of  Certificates.  The  Certificate
Registrar  shall  keep or cause to be kept,  at the  office  or  agency  maintained  pursuant  to  Section 3.13,  a
Certificate  Register  in which,  subject to such  reasonable  regulations  as it may  prescribe,  the  Certificate
Registrar  shall provide for the  registration  of  Certificates  and of transfers and exchanges of Certificates as herein provided.  The Indenture Trustee shall be the initial Certificate  Registrar.  If the Certificate  Registrar
resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

         Subject to  satisfaction  of the conditions set forth below,  upon surrender for  registration of transfer of any Certificate at the office or agency  maintained  pursuant to Section 3.13,  the Owner Trustee shall execute, authenticate  and deliver (or shall cause the  Certificate  Registrar as its  authenticating  agent to authenticate and deliver), in the name of the designated  transferee or transferees,  one or more new Certificates in authorized denominations  of a  like  aggregate  amount  dated  the  date  of  authentication  by  the  Owner  Trustee  or any authenticating  agent. At the option of a  Certificateholder,  Certificates may be exchanged for other Certificates of authorized  denominations  of a like aggregate  amount upon surrender of the Certificates to be exchanged at the office or agency  maintained  pursuant to Section 3.13.  The initial  Certificateholder  agrees to not transfer any
Certificate  during  either  the  Revolving  Period  or  the  Managed  Amortization  Period,   unless  the  initial
Certificateholder  receives an Opinion of Counsel stating that such transfer of the Certificate  will not adversely affect the opinion  delivered on the Closing Date by such counsel  regarding the transfer of the Mortgage  Loans by
Seller to the Depositor.

         Every  Certificate  presented or surrendered for registration of transfer or exchange shall be accompanied by a written  instrument  of  transfer in form  satisfactory  to the  Certificate  Registrar  duly  executed by the
Certificateholder or such  Certificateholder's  attorney duly authorized in writing.  Each Certificate  surrendered for  registration  of transfer or exchange  shall be  cancelled  and  subsequently  disposed of by the  Certificate
Registrar in accordance with its customary practice.

         No service  charge shall be made for any  registration  of transfer or exchange of  Certificates,  but the
Owner  Trustee  or the  Certificate  Registrar  may  require  payment  of a sum  sufficient  to  cover  any  tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         Except as described below,  each  Certificateholder  shall establish its non-foreign  status by submitting to the Certificate  Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign  Status (in  substantially  the form attached hereto as Exhibit F).

         A Certificate  may be transferred to a  Certificateholder  unable to establish its  non-foreign  status as described  in the  preceding  paragraph  only if such  Certificateholder  provides  an  Opinion  of  Counsel to the
Depositor,  the  Certificate  Registrar and the  Enhancer,  which Opinion of Counsel shall not be an expense of the
Trust,  the Owner  Trustee,  the  Certificate  Registrar or the  Depositor,  satisfactory  to the Depositor and the
Enhancer,  that such  transfer  (1) will not affect the tax  status of the Owner  Trust and (2) will not  adversely affect the interests of any  Securityholder  or the Enhancer,  including,  without  limitation,  as a result of the imposition  of any United  States  federal  withholding  taxes on the Owner  Trust  (except to the extent that such withholding  taxes  would be  payable  solely  from  amounts  otherwise  distributable  to the  Certificate  of the prospective  transferee).  If such  transfer  occurs and such  foreign  Certificateholder  becomes  subject to such
United  States  federal  withholding  taxes,  any such  taxes  will be  withheld  by the  Indenture  Trustee at the direction of the Servicer.  Each  Certificateholder  unable to establish its non-foreign status shall submit to the
Certificate  Paying  Agent a copy of its  Form  W-8-BEN  or such  successor  form as  required  by  then-applicable regulations  and shall resubmit such form every three years or with such  frequency as required by  then-applicable regulations.

         No transfer,  sale,  pledge or other  disposition  of a  Certificate  shall be made unless such  transfer, sale,  pledge or other  disposition  is exempt from the  registration  requirements  of the  Securities Act and any applicable  state  securities  laws or is made in accordance  with the  Securities  Act and such state laws. In the event of any such transfer,  the Certificate  Registrar or the Depositor  shall prior to such transfer  require the transferee  to  execute  (A) either (i) (a) an  investment  letter in  substantially  the form  attached  hereto as
Exhibit C (or in such form and substance  reasonably  satisfactory to the Certificate  Registrar and the Depositor)
which investment letters shall not be an expense of the Trust, the Owner Trustee,  the Certificate  Registrar,  the
Servicer or the Depositor and which  investment  letter states that,  among other things,  such transferee (a) is a
"qualified  institutional  buyer" as defined  under Rule 144A,  acting for its own account or the accounts of other
"qualified  institutional  buyers" as  defined  under Rule  144A,  and (b) is aware  that the  proposed  transferor intends to rely on the exemption from  registration  requirements  under the Securities Act,  provided by Rule 144A or (ii) (a) a written  Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Certificate
Registrar and the Depositor  that such transfer may be made  pursuant to an exemption,  describing  the  applicable exemption  and the basis  therefor,  from the  Securities  Act and such state laws or is being made pursuant to the
Securities  Act and such state  laws,  which  Opinion of  Counsel  shall not be an expense of the Trust,  the Owner
Trustee,  the  Certificate   Registrar,   the  Servicer  or  the  Depositor  and  (b)  the  transferee  executes  a
representation   letter,   substantially  in  the  form  of  Exhibit  D  hereto,  and  the  transferor  executes  a representation  letter,  substantially  in the  form of  Exhibit  E  hereto,  each  acceptable  to and in form  and substance  satisfactory  to the  Certificate  Registrar and the Depositor  certifying  the facts  surrounding  such transfer,  which  representation  letters shall not be an expense of the Trust, the Owner Trustee,  the Certificate
Registrar,  the Servicer or the Depositor and (B) the Certificate of Non-Foreign  Status (in substantially the form attached  hereto as Exhibit F) acceptable to and in form and substance  reasonably  satisfactory to the Certificate
Registrar  and the  Depositor,  which  certificate  shall not be an expense of the Trust,  the Owner  Trustee,  the
Certificate  Registrar  or the  Depositor.  If such  Certificateholder  is  unable  to  provide  a  Certificate  of
Non-Foreign  Status,  such  Certificateholder  must  provide an Opinion of Counsel as  described  in the  preceding paragraph.  The  Certificateholder  desiring to effect such transfer shall, and does hereby agree to, indemnify the
Trust,  the Owner Trustee,  the Certificate  Registrar,  the Servicer , the Enhancer and the Depositor  against any liability  that may result if the  transfer  is not so exempt or is not made in  accordance  with such  federal and state laws.  No transfer of  Certificates  or any interest  therein shall be made to any Plan,  any Person  acting, directly or  indirectly,  on behalf of any such Plan or any Person  acquiring  such  Certificates  with Plan Assets unless the Depositor,  the Owner Trustee,  the Certificate  Registrar and the Servicer are provided with an Opinion of Counsel that  establishes to the  satisfaction of the Depositor,  the Owner Trustee,  the Certificate  Registrar
and the Servicer that the purchase of  Certificates  is permissible  under  applicable  law, will not constitute or result in any prohibited  transaction  under ERISA or  Section 4975 of the Code and will not subject the Depositor, the  Owner  Trustee,  the  Certificate  Registrar  or  the  Servicer  to any  obligation  or  liability  (including obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in this Trust
Agreement,  which Opinion of Counsel shall not be an expense of the Depositor,  the Owner Trustee,  the Certificate
Registrar  or the  Servicer.  In  lieu of  such  Opinion  of  Counsel,  a Plan,  any  Person  acting,  directly  or indirectly,  on behalf of any such Plan or any Person  acquiring such  Certificates  with Plan Assets of a Plan may provide a certification in the form of Exhibit G to this Trust Agreement,  which the Depositor,  the Owner Trustee, the  Certificate  Registrar and the Servicer may rely upon without  further  inquiry or  investigation.  Neither an
Opinion of Counsel  nor a  certification  will be  required in  connection  with the  initial  transfer of any such
Certificate  by the Depositor to an Affiliate of the Depositor (in which case,  the Depositor or any such Affiliate shall be deemed to have  represented  that such  Affiliate is not a Plan or a Person  investing  Plan Assets of any
Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation  (which,  upon the request of the Owner Trustee,  shall be a written  representation)  from the Depositor of the status of such  transferee as an Affiliate of the Depositor.

         In addition,  no transfer of a Certificate  shall be permitted,  and no such transfer  shall be registered by the Certificate  Registrar or be effective  hereunder,  unless  evidenced by an Opinion of Counsel  addressed to the  Certificate  Registrar  and the Enhancer  that  establishes  that such  transfer or the  registration  of such transfer  would not cause the Trust to be  classified  as a publicly  traded  partnership,  by having more than 100
Certificateholders  at any time during the taxable year of the Trust,  an association  taxable as a corporation,  a corporation  or a taxable  mortgage  pool for federal and relevant  state  income tax  purposes,  which  Opinion of
Counsel shall not be an expense of the  Certificate  Registrar and shall be an expense of the proposed  transferee.
No Opinion of Counsel will be required if such  transfer is made to a nominee of an existing  beneficial  holder of a Certificate.

         In addition,  no transfer,  sale,  assignment,  pledge or other disposition of a Certificate shall be made unless the proposed  transferee  executes a  representation  letter  substantially in the form of Exhibit H hereto, that (1) the  transferee is acquiring such  Certificate  for its own behalf and is not acting as agent or custodian for any other Person or entity in connection  with such  acquisition  and (2) if the  transferee is a  partnership, grantor trust or S corporation  for federal income tax purposes,  the  Certificates  acquired are not more than 50%
of the assets of the partnership, grantor trust or S corporation.

     Section 3.10  Mutilated,  Destroyed,  Lost or Stolen  Certificates.  If (a) any mutilated  Certificate shall be surrendered  to  the  Certificate  Registrar,  or if  the  Certificate  Registrar  shall  receive  evidence  to its satisfaction  of the  destruction,  loss or theft of any  Certificate  and (b)  there  shall  be  delivered  to the
Certificate  Registrar  and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer from harm,  then in the absence of notice to the  Certificate  Registrar  or the Owner  Trustee that such  Certificate has been acquired by a bona fide  purchaser,  the Owner Trustee on behalf of the Trust shall execute  and the Owner  Trustee or the  Certificate  Paying  Agent,  as the  Trust's  authenticating  agent,  shall authenticate  and  deliver,  in  exchange  for  or in  lieu  of any  such  mutilated,  destroyed,  lost  or  stolen
Certificate,  a new  Certificate  of like  tenor and  denomination.  In  connection  with the  issuance  of any new
Certificate under this  Section 3.10,  the Owner Trustee or the Certificate  Registrar may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in connection  therewith.  Any duplicate  Certificate  issued pursuant to this Section 3.10 shall constitute  conclusive  evidence of ownership in the Trust, as if originally  issued,  whether or not the lost,  stolen or destroyed  Certificate  shall be found at any time.

     Section 3.11  Persons Deemed  Certificateholders.  Prior to due  presentation of a Certificate for registration of transfer,  the Owner Trustee, the Certificate  Registrar or any Certificate Paying Agent may treat the Person in whose name any  Certificate  is registered in the  Certificate  Register as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to Section 5.02  and for all other purposes  whatsoever,  and none of the Trust,  the Owner Trustee,  the  Certificate  Registrar or any Paying Agent shall be bound by any notice to the contrary.

     Section 3.12  Access to List of  Certificateholders'  Names and  Addresses.  The  Certificate  Registrar  shall furnish or cause to be  furnished  to the  Depositor  or the Owner  Trustee,  within 15 days  after  receipt by the
Certificate  Registrar of a written request therefor from the Depositor or the Owner Trustee,  a list, in such form as the Depositor or the Owner Trustee,  as the case may be, may reasonably  require,  of the names and addresses of the  Certificateholders  as of the most recent  Record Date.  If three or more  Certificateholders,  or one or more
Certificateholders  evidencing not less than 25% of the Certificate  Percentage  Interest,  apply in writing to the
Owner Trustee or the Certificate  Registrar,  and such application states that the applicants desire to communicate with other  Certificateholders,  with respect to their rights under this  Agreement or under the  Certificates  and such application is accompanied by a copy of the communication that such applicants  propose to transmit,  then the
Owner Trustee shall,  within five (5) Business Days after the receipt of such  application,  afford such applicants access  during  normal  business  hours to the  current  list of  Certificateholders.  Each  Certificateholder,  by receiving and holding a  Certificate,  shall be deemed to have agreed not to hold any of the Trust,  the Depositor, the  Certificate  Registrar or the Owner Trustee  accountable  by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 3.13  Maintenance  of Office or Agency.  The Owner Trustee,  on behalf of the Trust,  shall maintain in
The City of New York an office or  offices  or  agency  or  agencies  where  Certificates  may be  surrendered  for registration  of transfer or exchange and where  notices and demands to or upon the Owner Trustee in respect of the
Certificates  and the Basic  Documents may be served.  The Owner Trustee  initially  designates the Corporate Trust
Office of the Indenture  Trustee (or such other office as the Indenture  Trustee may specify to the Owner  Trustee)
as its office for such  purposes.  The Owner  Trustee  shall  give  prompt  written  notice to the  Depositor,  the
Certificateholders  and the Enhancer of any change in the location of the  Certificate  Register or any such office or agency.

     Section 3.14  Certificate Paying Agent.

     (a) The  Certificate  Paying  Agent  shall make  distributions  to  Certificateholders  from the  Distribution
Account on behalf of the Trust in accordance with the provisions of the Certificates  and Section 5.01  hereof from payments  remitted to the  Certificate  Paying  Agent by the  Indenture  Trustee  pursuant to  Section 3.05  of the
Indenture.  The Trust hereby appoints the Indenture  Trustee as Certificate  Paying Agent.  The Certificate  Paying
Agent shall:

     (i) hold all sums held by it for the  payment of amounts  due with  respect to the  Certificates  in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such Persons or otherwise  disposed of as herein provided;

    (ii) give the Owner Trustee  notice of any default by the Trust of which it has actual  knowledge in the making of any payment required to be made with respect to the Certificates;

   (iii) at any time during the  continuance  of any such default,  upon the written  request of the Owner Trustee, forthwith  pay to the Owner  Trustee  on behalf of the Trust all sums so held in trust by such  Certificate  Paying
Agent;

    (iv) immediately  resign as  Certificate  Paying Agent and  forthwith pay to the Owner Trustee on behalf of the
Trust all sums held by it in trust for the payment of  Certificates  if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

     (v) comply with all  requirements of the Code with respect to the withholding  from any payments made by it on any Certificates of any applicable  withholding taxes imposed thereon and with respect to any applicable  reporting requirements in connection therewith; and

    (vi) deliver to the Owner  Trustee a copy of the report to  Certificateholders  prepared  with  respect to each
Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

     (b) The Trust may revoke such power and remove the  Certificate  Paying Agent if the Owner Trustee  determines in its sole discretion that the  Certificate  Paying Agent shall have failed to perform its obligations  under this
Trust  Agreement  in any material  respect.  The  Indenture  Trustee  shall be  permitted to resign as  Certificate
Paying Agent upon 30 days' written  notice to the Owner Trustee and the  Enhancer;  provided the Indenture  Trustee is also  resigning  as Paying  Agent under the  Indenture  at such time.  In the event that the  Indenture  Trustee shall no longer be the  Certificate  Paying Agent under this Trust  Agreement and Paying Agent under the Indenture, the Owner  Trustee  shall  appoint a successor to act as  Certificate  Paying Agent (which shall be a bank or trust company) and which shall also be the  successor  Paying Agent under the  Indenture.  The Owner  Trustee shall cause such successor  Certificate Paying Agent or any additional  Certificate Paying Agent appointed by the Owner Trustee to execute  and  deliver to the Owner  Trustee an  instrument  to the effect set forth in this  Section 3.14  as it relates to the  Certificate  Paying Agent.  The  Certificate  Paying Agent shall return all unclaimed  funds to the
Trust and upon removal of a Certificate  Paying Agent such Certificate  Paying Agent shall also return all funds in its  possession  to the Trust.  The  provisions  of Sections  6.01,  6.04 and 7.01 shall  apply to the  Certificate
Paying Agent to the extent  applicable.  Any  reference in this Trust  Agreement  to the  Certificate  Paying Agent shall include any co-paying agent unless the context requires otherwise.

     (c) The Certificate  Paying Agent shall establish and maintain with itself the  Distribution  Account in which the  Certificate  Paying Agent shall deposit,  on the same day as it is received from the Indenture  Trustee,  each remittance  received by the  Certificate  Paying Agent with  respect to payments  made  pursuant to the  Indenture.
Pending any such  distribution,  funds deposited in the Distribution  Account on a Payment Date and not distributed to the  Certificateholders  on such  Payment  Date shall be invested by the  Certificate  Paying Agent in Permitted
Investments  selected  by the  Servicer  (or if no  selection  is made by the  Servicer  in  Permitted  Investments described in clause (v) of the  definition  thereof)  maturing no later than the Business  Day  preceding  the next succeeding  Payment Date (except that any  investment in the  institution  with which the  Distribution  Account is maintained  may  mature on such  Payment  Date and shall not be sold or  disposed  of prior to the  maturity).  All investment  income  earned in respect of funds on deposit in the  Distribution  Account  shall be  credited  to the
Distribution  Account.  The Certificate  Paying Agent shall make all  distributions on the Certificates as provided in  Section 3.05  of the  Indenture  and  Section 5.01(a)  of this Trust  Agreement  from  moneys on deposit in the
Distribution Account.

     Section 3.15 Cooperation.  The Owner Trustee shall  cooperate in all respects with any  reasonable  request by the  Enhancer for action to preserve or enforce the  Enhancer's  rights or interest  under this Trust  Agreement or
the  Insurance  Agreement,   consistent  with  this  Trust  Agreement  and  without  limiting  the  rights  of  the
Certificateholders as otherwise expressly set forth in this Trust Agreement.

     Section 3.16.[Reserved].

     Section 3.17. Subordination.  Except as  otherwise  provided in the Basic  Documents,  for so long as any Notes are outstanding or unpaid,  the  Certificateholders  will generally be subordinated in right of payment,  under the
Certificates or otherwise,  to payments to the Noteholders  under,  or otherwise  related to, the Indenture.  If an
Event of Default has occurred and is continuing under the Indenture,  the Certificates  will be fully  subordinated to  obligations  owing by the Trust to the  Noteholders  and the  Enhancer  under,  or  otherwise  related  to, the
Indenture,  and no distributions  will be made on the Certificates  until the Noteholders and the Indenture Trustee and the Enhancer have been irrevocably paid in full.

     Section 3.18.     No  Priority  Among  Certificates.  All  Certificateholders  shall  rank  equally  as to  amounts distributable  upon the liquidation,  dissolution or winding up of the Trust,  with no preference or priority being afforded to any Certificateholders over any other Certificateholders.

                                                            ARTICLE IV

                                                  Authority and Duties of Owner Trustee

     Section 4.01. General  Authority.  The Owner  Trustee is  authorized  and  directed  to execute and deliver the
Basic Documents to which the Trust is to be a party and each  certificate or other document  attached as an exhibit to or contemplated  by the Basic  Documents to which the Trust is to be a party,  as well as any  certificate  that supports the factual  assumptions  made in any Opinion of Counsel  delivered on the Closing Date, and any amendment or other agreement or instrument  described  herein, in each case, in such form as the Owner Trustee shall approve, as evidenced  conclusively  by the Owner  Trustee's  execution  thereof.  In addition to the  foregoing,  the Owner
Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

     Section 4.02. General  Duties.  The Owner Trustee shall be  responsible to administer the Trust pursuant to the terms of this Trust  Agreement  and the other Basic  Documents to which the Trust is a party and in the interest of the  Certificateholders,  subject  to the Basic  Documents  and in  accordance  with the  provisions  of this Trust
Agreement.

     Section 4.03. Action upon Instruction.

     (a) Subject to this Article IV and  Section 10.13  of this Trust Agreement and in accordance with the terms of the Basic Documents,  the  Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust.  Such  direction  may be  exercised  at any time by  written  instruction  of the  Certificateholders pursuant to this Article IV.

     (b) Notwithstanding  the  foregoing,  the Owner Trustee shall not be required to take any action  hereunder or under any Basic  Document if the Owner  Trustee  shall have  reasonably  determined,  or shall have been advised by counsel,  that such action is likely to result in liability on the part of the Owner  Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

     (c) Whenever  the Owner  Trustee  is unable to decide  between  alternative  courses  of action  permitted  or required by the terms of this Trust  Agreement  or under any other Basic  Document,  or in the event that the Owner
Trustee is unsure as to the  application  of any provision of this Trust  Agreement or any other Basic  Document or any such  provision  is  ambiguous  as to its  application,  or is, or  appears to be, in  conflict  with any other applicable  provision,  or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is  incomplete  as to the course of action that the Owner  Trustee is required to take with respect to a particular  set of facts,  the Owner  Trustee shall  promptly  give notice (in such form as shall be  appropriate under the circumstances) to the  Certificateholders  (with a copy to the Enhancer) requesting instruction as to the course of action to be  adopted,  and to the extent the Owner  Trustee  acts in good faith in  accordance  with any written  instructions  received from  Certificateholders  of Certificates  representing a majority of the aggregate
Certificate  Percentage  Interest of the  Certificates,  the Owner  Trustee  shall not be liable on account of such action to any Person.  If the Owner  Trustee  shall not have  received  appropriate  instruction  within 10 days of such  notice (or within  such  shorter  period of time as  reasonably  may be  specified  in such  notice or may be necessary under the  circumstances)  it may, but shall be under no duty to, take or refrain from taking such action not  inconsistent  with this  Trust  Agreement  or the other  Basic  Documents,  as it shall deem to be in the best interests of the  Certificateholders,  and the Owner  Trustee shall have no liability to any Person for such action or inaction.

     Section 4.04. No Duties Except as Specified under  Specified  Documents or in  Instructions.  The Owner Trustee
shall not have any duty or  obligation  to manage,  make any payment  with  respect  to,  register,  record,  sell, dispose  of, or  otherwise  deal with the Trust  Estate,  or to  otherwise  take or refrain  from taking any action under, or in connection  with, any document  contemplated  hereby to which the Owner Trustee is a party,  except as expressly  provided  (i) in  accordance  with the powers  granted  to and the  authority  conferred  upon the Owner
Trustee  pursuant to this Trust  Agreement,  (ii) in  accordance  with the Basic  Documents and (iii) in accordance with any document or instruction  delivered to the Owner Trustee  pursuant to  Section 4.03;  and no implied duties or  obligations  shall be read into this Trust  Agreement or any other Basic  Document  against the Owner  Trustee.
The Owner Trustee shall have no  responsibility  for filing any financing or  continuation  statement in any public office at any time or to otherwise  perfect or maintain the perfection of any security  interest or lien granted to it hereunder or to prepare or file any filing with the Commission  for the Trust or to record this Trust  Agreement or any other Basic  Document.  The Owner  Trustee  nevertheless  agrees that it will,  at its own cost and expense, promptly  take all action as may be necessary  to  discharge  any liens on any part of the Trust Estate that result from actions by, or claims against,  the Owner Trustee that are not related to the ownership or the  administration of the Trust Estate.

     Section 4.05. Restrictions.

     (a) The Owner  Trustee shall not take any action (i) that is  inconsistent  with the purposes of the Trust set forth in  Section 2.03  or (ii) that,  to the actual  knowledge of the Owner  Trustee,  would cause the Trust to be treated as an association (or a  publicly-traded  partnership)  taxable as a corporation or a taxable mortgage pool for  federal  income tax  purposes  or at any time that any of the Notes or  Certificates  are  outstanding  or any obligations  are due and owing to the Enhancer  under the Insurance  Agreement.  The  Certificateholders  shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

     (b) The Owner Trustee shall not convey or transfer any of the Trust's  properties or assets,  including  those included in the Trust  Estate,  to any person unless (i) it shall have received an Opinion of Counsel to the effect that such  transaction  will not have any material  adverse tax  consequence to the Trust or any  Certificateholder and (ii) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

     Section 4.06. Prior  Notice to  Certificateholders  and the  Enhancer  with  Respect to Certain  Matters.  With respect to the  following  matters,  the Owner Trustee  shall not take action  unless,  at least 30 days before the taking of such action,  the Owner Trustee shall have  notified the  Certificateholders  and the Enhancer in writing of the proposed action and the Enhancer and the  Certificateholders of Certificates  representing a majority of the aggregate  Certificate  Percentage  Interest  of the  Certificates  shall not have  notified  the Owner  Trustee in writing  prior to the 30th day after such notice is given that such  Certificateholders  have  withheld  consent or provided alternative direction:

     (a) the  initiation  of any  Proceeding  by the Trust  (except  Proceedings  brought  in  connection  with the collection of cash  distributions  due and owing under the Mortgage  Loans) and the  compromise  of any  Proceeding brought by or against the Trust  (except with respect to the  aforementioned  Proceedings  for  collection  of cash distributions due and owing under the Mortgage Loans);

     (b) the election by the Trust to file an  amendment  to the  Certificate  of Trust  (unless such  amendment is required to be filed under the Statutory Trust Statute);

     (c) the  amendment  of any of the Basic  Documents in  circumstances  where the consent of any  Noteholder  is required;

     (d) the amendment of any of the Basic  Documents in  circumstances  where the consent of any Noteholder is not required and such amendment materially and adversely affects the interest of the Certificateholders;

     (e) the  appointment  pursuant to the  Indenture  of a successor  Note  Registrar,  Paying  Agent or Indenture
Trustee or pursuant to this Trust  Agreement of a successor  Certificate  Registrar or Certificate  Paying Agent or
the consent to the assignment by the Note Registrar,  Paying Agent,  Indenture  Trustee,  Certificate  Registrar or
Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

     Section 4.07. Action by  Certificateholders  with Respect to Certain Matters.  The Owner Trustee shall not have the power,  except upon the written  direction  of  Certificateholders  evidencing  not less than a majority of the aggregate  Certificate  Percentage  Interest  of the  Certificates,  and with the consent of the  Enhancer,  to (a)
remove the Servicer  under the  Servicing  Agreement  pursuant to  Section 7.01  thereof or (b) except as expressly provided in the Basic Documents, sell the Mortgage Loans after the termination of the Indenture.

     Section 4.08. Action by  Certificateholders  with Respect to  Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary  Proceeding in bankruptcy  relating to the Trust without the unanimous prior approval of all  Certificateholders,  and with the prior  written  consent of the  Enhancer,  and the  delivery to the Owner
Trustee  by each  such  Certificateholder  of a  certificate  certifying  that  such  Certificateholder  reasonably believes that the Trust is insolvent.

     Section 4.09. Restrictions on  Certificateholders'  Power.  The  Certificateholders  shall not direct the Owner
Trustee  to take or to  refrain  from  taking  any  action if such  action or  inaction  would be  contrary  to any obligation  of the Trust or the Owner  Trustee  under this Trust  Agreement or any of the other Basic  Documents or would be contrary to  Section 2.03,  nor shall the Owner  Trustee be  obligated  to follow any such  direction,  if given.

     Section 4.10. Majority  Control.  Except as  expressly  provided  herein,  any action  that may be taken by the
Certificateholders  under this Trust Agreement may be taken by the  Certificateholders  of Certificates  evidencing not less  than a  majority  of the  aggregate  Certificate  Percentage  Interest  of the  Certificates.  Except  as
expressly  provided  herein,  any  written  notice  of the  Certificateholders  delivered  pursuant  to this  Trust
Agreement  shall be  effective  if signed by the  Certificateholders  evidencing  not less than a  majority  of the aggregate Certificate Percentage Interest of the Certificates at the time of the delivery of such notice.

     Section 4.11. Doing  Business  in  Other  Jurisdictions.  Notwithstanding  anything  contained  herein  to  the contrary,  neither  Wilmington  Trust  Company  nor the Owner  Trustee  shall be required to take any action in any jurisdiction  other than in the State of Delaware if the taking of such action will,  even after the appointment of a co-trustee or separate  trustee in accordance with  Section 9.05  hereof,  (i) require the consent or approval or authorization  or order of or the giving of notice to, or the  registration  with or the taking of any other action in respect of, any state or other  governmental  authority  or agency of any  jurisdiction  other than the State of
Delaware;  (ii)  result in any fee,  tax or other  governmental  charge  under  the laws of the  State of  Delaware becoming payable by Wilmington Trust Company,  or (iii) subject  Wilmington Trust Company to personal  jurisdiction in any  jurisdiction  other than the State of Delaware  for causes of action  arising  from acts  unrelated  to the consummation  of the  transactions  by  Wilmington  Trust  Company  or the  Owner  Trustee,  as the  case  may  be, contemplated hereby.

     Section 4.12. Removal of Mortgage  Loans.  Subject to and in  accordance  with  Section 3.22  of the  Servicing
Agreement,  the Issuer may notify the Owner Trustee of its direction to the Servicer to remove  Mortgage Loans from the Trust  Estate.  Promptly  following  receipt  of any such  request,  the Owner  Trustee  shall  deliver  to the
Servicer the written notice and request  required to be delivered to the Servicer  pursuant to  Section 3.22 of the
Servicing  Agreement.  Any Mortgage Loans removed from the Trust Estate  pursuant to  Section 3.22 of the Servicing
Agreement shall be property of the Issuer and, upon the written request of the  Certificateholders  holding 100% of the Certificate  Percentage Interests of the Certificates,  be released to the Certificateholders as a dividend and in accordance with the written instructions of such Certificateholders.

                                                          ARTICLE V

                                                  Application of Trust Funds

     Section 5.01. Distributions.

     (a) On each Payment Date  occurring  in the months of March,  June,  September  and  December,  on any date on which the Trust is terminated  pursuant to  Section 8.01,  and on each other Payment Date for which the Certificate
Paying Agent has received written notice from the  Certificateholders  by the  Determination  Date relating to such
Payment Date requesting  funds on deposit in the  Distribution  Account to be distributed,  the Certificate  Paying
Agent shall distribute to the  Certificateholders  all funds on deposit in the  Distribution  Account and available therefor as provided in  Section 3.05  of the Indenture.  All  distributions  made pursuant to this  Section to any
Certificates shall be distributed to the  Certificateholders  pro rata based on the respective Percentage Interests thereof.

     (b) In the event that any  withholding  tax is imposed on the  distributions  (or  allocations of income) to a
Certificateholder,  such  tax  shall  reduce  the  amount  otherwise  distributable  to such  Certificateholder  in accordance  with this  Section 5.01.  The Certificate  Paying Agent is hereby  authorized and directed to retain or cause to be retained  from amounts  otherwise  distributable  to the  Certificateholders  sufficient  funds for the payment of any tax that is legally owed by the Trust (but such  authorization  shall not prevent the Owner  Trustee from  contesting  any such tax in appropriate  Proceedings,  and  withholding  payment of such tax, if permitted by law,  pending  the outcome of such  Proceedings).  The amount of any  withholding  tax  imposed  with  respect to a
Certificateholder  shall be treated as cash  distributed  to such  Certificateholder  at the time it is withheld by the  Certificate  Paying Agent and remitted to the appropriate  taxing  authority.  If there is a possibility  that
withholding   tax  is  payable  with  respect  to  a   distribution   (such  as  a   distribution   to  a  non-U.S.
Certificateholder),  the Certificate  Paying Agent may in its sole  discretion  withhold such amounts in accordance with this paragraph (b).

     (c) Distributions  to  Certificateholders  shall be subordinated to the creditors of the Trust,  including the
Noteholders.

     Section 5.02. Method  of  Payment.   Subject  to  Section 8.01(c),   distributions   required  to  be  made  to
Certificateholders  on any Payment  Date as provided in  Section 5.01  shall be made to each  Certificateholder  of record on the preceding  Record Date by wire  transfer,  in  immediately  available  funds,  to the account of each
Certificateholder  at a bank or other entity having  appropriate  facilities  therefor,  if such  Certificateholder shall have provided to the  Certificate  Registrar  appropriate  written  instructions  at least five Business Days prior to such Payment Date or, if not, by check or money order mailed to such  Certificateholder  at the address of such Certificateholder appearing in the Certificate Register.

     Section 5.03. Signature  on Returns.  The Servicer  shall sign on behalf of the Trust the tax returns,  if any, of the Trust.

     Section 5.04. Statements  to  Certificateholders.  On each Payment  Date,  the  Certificate  Paying Agent shall make  available  to each  Certificateholder  the  statement  or  statements  provided to the Owner  Trustee and the
Certificate  Paying Agent by the Servicer pursuant to Section 4.01 of the Servicing  Agreement with respect to such
Payment Date.

     Section 5.05. Tax Reporting.  The  Certificateholders  by their  acceptance of a Certificate,  agree to appoint the Servicer as their agent and the Servicer,  as agent for such holders under the Servicing Agreement,  has agreed to perform all duties necessary to comply with federal and state income tax laws.

         Any  Certificateholder  that  holds  100%  of the  Certificates  agrees  by its  purchase  of  100% of the
Certificates  to treat the Trust  Estate  as an entity  wholly  owned by such  Certificateholder  for  purposes  of federal and state  income tax,  franchise  tax and any other tax  measured in whole or in part by income,  with the assets of the entity being the assets held by the Trust, and the Notes being debt of the Trust.

                                                          ARTICLE VI

                                                  Concerning the Owner Trustee

     Section 6.01. Acceptance  of Trusts and  Duties.  The Owner  Trustee  accepts  the trusts  hereby  created  and agrees to  perform  its  duties  hereunder  with  respect  to such  trusts,  but only upon the terms of this  Trust
Agreement.  The Owner  Trustee  and the  Certificate  Paying  Agent also  agree to  disburse  all  moneys  actually received by it  constituting  part of the Trust Estate upon the terms of this Trust  Agreement  and the other Basic
Documents.  The Owner Trustee shall not be answerable or  accountable  hereunder or under any Basic  Document under any circumstances,  except (i) for its own willful misconduct,  negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any  representation or warranty  contained in Section 6.03  expressly made by the Owner  Trustee.  In  particular,  but not by way of limitation  (and subject to the  exceptions set forth in the preceding sentence):

     (a) no  provision of this Trust  Agreement  or any other Basic  Document  shall  require the Owner  Trustee to expend or risk funds or otherwise  incur any financial  liability in the  performance of any of its rights,  duties or powers  hereunder  or under any other Basic  Document if the Owner  Trustee  shall have  reasonable  grounds for believing  that  repayment of such funds or adequate  indemnity  against  such risk or liability is not  reasonably assured or provided to it;

     (b) under no circumstances  shall the Owner Trustee be liable for  indebtedness  evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

     (c) the Owner  Trustee  shall not be  responsible  for or in respect of the  validity or  sufficiency  of this
Trust  Agreement  or for  the  due  execution  hereof  by the  Depositor  for  the  form,  character,  genuineness, sufficiency,  value or validity of any of the Trust Estate,  or for or in respect of the validity or sufficiency of the  Basic  Documents,  the  Notes,  the  Certificates,  other  than  the  certificate  of  authentication  on  the
Certificates,  if  executed  by the Owner  Trustee  and the  Owner  Trustee  shall in no event  assume or incur any liability,  duty, or obligation to any  Noteholder or to any  Certificateholder,  other than as expressly  provided for herein or in the other Basic Documents;

     (d) the execution,  delivery,  authentication  and  performance  by the Owner Trustee of this Trust  Agreement will not require the  authorization,  consent or approval  of, the giving of notice to, the filing or  registration with, or the taking of any other action with respect to, any governmental authority or agency;

     (e) the Owner Trustee shall not be liable for the default or misconduct of the Depositor,  Indenture  Trustee, the  Certificate  Paying Agent or the Servicer under any of the Basic  Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the  obligations of the  Certificate  Paying Agent,  the Depositor
or the Trust under this Trust  Agreement  or the other Basic  Documents  that are  required to be  performed by the
Indenture Trustee under the Indenture or the Seller under the Purchase Agreement; and

     (f) the Owner  Trustee  shall be under no  obligation  to exercise any of the rights or powers vested in it or duties  imposed by this Trust  Agreement,  or to  institute,  conduct  or defend  any  litigation  under this Trust
Agreement or otherwise or in relation to this Trust  Agreement or any other Basic Document,  at the request,  order or direction of any of the  Certificateholders,  unless such  Certificateholders  have offered to the Owner Trustee security or indemnity  satisfactory to it against the costs,  expenses and liabilities  that may be incurred by the
Owner Trustee  therein or thereby.  The right of the Owner Trustee to perform any  discretionary  act enumerated in this Trust  Agreement or in any other Basic  Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its  negligence,  bad faith or willful  misconduct in the  performance of any such act.

     Section 6.02. Furnishing of Documents.  The Owner  Trustee shall furnish to the  Securityholders  promptly upon receipt  of a  written  reasonable  request  therefor,  duplicates  or copies of all  reports,  notices,  requests, demands,  certificates,  financial  statements  and any other  instruments  furnished  to the Trust under the Basic
Documents.

     Section 6.03. Representations  and  Warranties.  The  Owner  Trustee  hereby  represents  and  warrants  to the
Depositor, for the benefit of the Certificateholders, that:

     (a) It is a banking  corporation  duly  organized and validly  existing in good standing under the laws of the
State of  Delaware.  It has all  requisite  corporate  power and  authority  to  execute,  deliver  and perform its obligations under this Trust Agreement;

     (b) It has taken all  corporate  action  necessary to authorize the execution and delivery by it of this Trust
Agreement,  and this Trust  Agreement will be executed and delivered by one of its officers who is duly  authorized to execute and deliver this Trust Agreement on its behalf;

     (c) Neither the execution nor the delivery by it of this Trust  Agreement,  nor the  consummation by it of the transactions  contemplated  hereby nor compliance by it with any of the terms or provisions  hereof will contravene any federal or Delaware law,  governmental  rule or  regulation  governing the banking or trust powers of the Owner
Trustee or any judgment or order  binding on it, or constitute  any default  under its charter  documents or bylaws or any  indenture,  mortgage,  contract,  agreement  or  instrument  to which it is a party or by which  any of its properties may be bound;

     (d) This Trust Agreement, assuming due authorization,  execution and delivery by the Depositor,  constitutes a valid,  legal and binding  obligation of the Owner  Trustee,  enforceable  against it in accordance  with the terms hereof  subject to applicable  bankruptcy,  insolvency,  reorganization,  moratorium  and other laws  affecting the enforcement  of  creditors'  rights  generally  and to general  principles  of equity,  regardless  of whether such enforcement is considered in a proceeding in equity or at law;

     (e) The Owner  Trustee  is not in  default  with  respect  to any  order or decree of any court or any  order, regulation  or  demand  of any  federal,  state,  municipal  or  governmental  agency,  which  default  might  have consequences  that would  materially and adversely  affect the condition  (financial or other) or operations of the
Owner Trustee or its properties or might have consequences  that would materially  adversely affect its performance hereunder; and

     (f) No litigation is pending or, to the best of the Owner Trustee's  knowledge,  threatened  against the Owner
Trustee  which would  prohibit its entering  into this Trust  Agreement or performing  its  obligations  under this
Trust Agreement.

     Section 6.04. Reliance; Advice of Counsel.

     (a) The Owner Trustee  shall incur no liability to anyone in acting upon any  signature,  instrument,  notice, resolution,  request,  consent, order,  certificate,  report, opinion, bond, or other document or paper believed by it to be genuine and  believed by it to be signed by the proper  party or parties.  The Owner  Trustee may accept a certified  copy of a  resolution  of the board of  directors  or other  governing  body of any  corporate  party as conclusive  evidence  that such  resolution  has been duly  adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of determination of which is not specifically  prescribed  herein, the  Owner  Trustee  may for all  purposes  hereof  rely on a  certificate,  signed  by the  president  or any vice president or by the treasurer or other  authorized  officers of the relevant  party,  as to such fact or matter and such  certificate  shall  constitute  full  protection  to the Owner  Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the  exercise  or  administration  of the Trust  hereunder  and in the  performance  of its  duties and obligations  under this Trust  Agreement or the other Basic  Documents,  the Owner  Trustee (i) may act directly or through its agents,  attorneys,  custodians  or  nominees  (including  persons  acting  under a power of  attorney)
pursuant to  agreements  entered into with any of them,  and the Owner  Trustee shall not be liable for the conduct or  misconduct  of such  agents,  attorneys,  custodians  or nominees  (including  persons  acting under a power of attorney) if such persons have been selected by the Owner Trustee with  reasonable  care, and (ii) may consult with counsel,  accountants  and other  skilled  persons to be selected  with  reasonable  care and employed by it at the expense of the Trust.  The Owner Trustee shall not be liable for anything  done,  suffered or omitted in good faith by it in  accordance  with the opinion or advice of any such  counsel,  accountants  or other such  Persons and not contrary to this Trust Agreement or any other Basic Document.

     Section 6.05. Not Acting in  Individual  Capacity.  Except as provided in this  Article  VI, in  accepting  the trusts hereby  created  Wilmington  Trust Company acts solely as Owner Trustee  hereunder and not in its individual capacity,  and all Persons  having any claim against the Owner Trustee by reason of the  transactions  contemplated by this  Trust  Agreement  or any other  Basic  Document  shall  look  only to the  Trust  Estate  for  payment  or satisfaction thereof.

     Section 6.06. Owner Trustee Not Liable for  Certificates or Related  Documents.  The recitals  contained herein and in the  Certificates  (other than the  signatures of the Owner Trustee on the  Certificates)  shall be taken as the statements of the Depositor,  and the Owner Trustee  assumes no  responsibility  for the  correctness  thereof.
The Owner  Trustee makes no  representations  as to the validity or  sufficiency  of this Trust  Agreement,  of any other Basic Document or of the  Certificates  (other than the signatures of the Owner Trustee on the  Certificates)
or the  Notes,  or of any  Related  Documents.  The  Owner  Trustee  shall at no time  have any  responsibility  or liability  with  respect to the  sufficiency  of the Trust  Estate or its  ability to generate  the  payments to be distributed to  Certificateholders  under this Trust Agreement or the Noteholders  under the Indenture,  including, the  compliance by the Depositor or the Seller with any warranty or  representation  made under any Basic  Document or in any  related  document  or the  accuracy  of any  such  warranty  or  representation,  or any  action  of the
Certificate  Paying  Agent,  the  Certificate  Registrar or the  Indenture  Trustee  taken in the name of the Owner
Trustee.

     Section 6.07. Owner Trustee May Own  Certificates  and Notes.  The Owner Trustee in its individual or any other capacity  may become the owner or pledgee of  Certificates  or Notes and may deal with the  Depositor,  the Seller, the Certificate  Paying Agent, the Certificate  Registrar and the Indenture  Trustee in transactions  with the same rights as it would have if it were not Owner Trustee.

                                                       ARTICLE VII

                                               Compensation of Owner Trustee

     Section 7.01. Owner  Trustee's  Fees and Expenses.  The Owner Trustee  shall  receive as  compensation  for its services  hereunder  such fees as have been  separately  agreed  upon  before the date  hereof in  accordance  with
Section 6.06  of the Servicing  Agreement,  and the Owner Trustee shall be reimbursed for its  reasonable  expenses hereunder and under the other Basic Documents,  including the reasonable  compensation,  expenses and disbursements of such agents,  representatives,  experts and counsel as the Owner  Trustee may  reasonably  employ in  connection with the  exercise  and  performance  of its rights and its duties  hereunder  and under the other Basic  Documents which shall be payable by the Servicer pursuant to Section 3.11 of the Servicing Agreement.

     Section 7.02. Indemnification.  The  Certificateholders  of the  majority  of the  Percentage  Interest  of the
Certificates shall indemnify,  defend and hold harmless the Owner Trustee and its successors,  assigns,  agents and servants  (collectively,  the  "Indemnified  Parties")  from and  against,  any and all  liabilities,  obligations, losses,  damages,  taxes, claims,  actions and suits, and any and all reasonable costs,  expenses and disbursements
(including reasonable legal fees and expenses) of any kind and nature whatsoever  (collectively,  "Expenses") which may at any time be imposed on, incurred by, or asserted  against the Owner Trustee or any Indemnified  Party in any way  relating  to or arising  out of this  Trust  Agreement,  the other  Basic  Documents,  the Trust  Estate,  the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, that:

     (a) such  Certificateholder  shall not be liable for or required to  indemnify an  Indemnified  Party from and against Expenses arising or resulting from the Owner Trustee's  willful  misconduct,  negligence or bad faith or as a result of any inaccuracy of a representation  or warranty  contained in Section 6.03  expressly made by the Owner
Trustee;

     (b) with respect to any such claim,  the  Indemnified  Party shall have given such  Certificateholder  written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

     (c) while  maintaining  control  over  its  own  defense,  such  Certificateholder   shall  consult  with  the
Indemnified Party in preparing such defense; and

     (d) notwithstanding  anything in this Trust  Agreement to the contrary,  such  Certificateholder  shall not be liable  for  settlement  of any claim by an  Indemnified  Party  entered  into  without  the prior  consent of such
Certificateholder, which consent shall not be unreasonably withheld.

         The  indemnities  contained in this  Section shall  survive the  resignation  or  termination of the Owner
Trustee or the  termination of this Trust  Agreement.  In the event of any  Proceeding  for which  indemnity may be sought  pursuant  to this  Section 7.02,  the Owner  Trustee's  choice of legal  counsel,  if other  than the legal counsel  retained by the Owner  Trustee in  connection  with the  execution  and delivery of this Trust  Agreement, shall be subject to the  approval  of the  Certificateholder  of the  majority  of the  Percentage  Interest of the
Certificates,  which approval shall not be  unreasonably  withheld.  In addition,  upon written notice to the Owner
Trustee  and with the  consent  of the Owner  Trustee,  which  consent  shall  not be  unreasonably  withheld,  the
Certificateholder  of the majority of the Percentage  Interest of the  Certificates  shall have the right to assume the defense of any Proceeding against the Owner Trustee.

                                                       ARTICLE VIII

                                               Termination of Trust Agreement

     Section 8.01. Termination of Trust Agreement.

     (a) This Trust  Agreement  (other than this Article  VIII) and the Trust shall  terminate and be of no further force or effect upon the final  distribution  of all moneys or other  property  or proceeds of the Trust  Estate in accordance  with the terms of the Indenture and this Trust  Agreement.  The bankruptcy,  liquidation,  dissolution, death or  incapacity  of any  Certificateholder  shall not (i) operate to  terminate  this Trust  Agreement  or the
Trust, (ii) entitle such  Certificateholder's  legal representatives or heirs to claim an accounting or to take any
Proceeding  in any court  for a  partition  or  winding  up of all or any part of the Trust or the Trust  Estate or
(iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) Except as provided in Section 8.01(a),  neither the Depositor nor any Certificateholder  shall be entitled to revoke or terminate the Trust.

     (c) Notice of any  termination  of the Trust,  specifying the Payment Date on which  Certificateholders  shall surrender  their  Certificates to the Certificate  Paying Agent for payment of the final  distribution  thereon and cancellation thereof,  shall be given by the Certificate Paying Agent by letter to the  Certificateholders  and the
Enhancer  mailed  within  five  Business  Days of receipt  of notice of such  termination  from the Owner  Trustee, stating (i) the Payment Date upon or with  respect to which final  payment of the  Certificates  shall be made upon presentation  and surrender of the Certificates at the office of the Certificate  Paying Agent therein  designated,
(ii) the amount of any such final  payment  and (iii) that the Record Date  otherwise  applicable  to such  Payment
Date is not  applicable,  payments  being made only upon  presentation  and  surrender of the  Certificates  at the office of the Certificate  Paying Agent therein  specified.  The Certificate Paying Agent shall give such notice to the Owner  Trustee  and the  Certificate  Registrar  at the time such notice is given to  Certificateholders.  Upon presentation  and surrender of the  Certificates,  the  Certificate  Paying Agent shall cause to be  distributed to
Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

         In the  event  that all of the  Certificateholders  shall  not have  surrendered  their  Certificates  for cancellation  within six months after the date specified in the above  mentioned  written  notice,  the Certificate
Paying  Agent  shall  give a  second  written  notice  to  the  remaining  Certificateholders  to  surrender  their
Certificates  for  cancellation  and receive the final  distribution  with respect  thereto.  Subject to applicable laws with respect to escheat of funds,  if within one year  following  the Payment  Date on which final  payment of the  Certificates  was to have  been  made  pursuant  to  Section 5.01,  all the  Certificates  shall not have been surrendered for cancellation,  the Certificate  Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining  Certificateholders  concerning  surrender of their  Certificates, and the cost  thereof  shall be paid out of the funds and other  assets  that  shall  remain  subject to this Trust
Agreement.  Any  funds  remaining  in  the  Distribution  Account  after  exhaustion  of  such  remedies  shall  be distributed by the Certificate  Paying Agent to the  Certificateholder  of the majority of the Percentage  Interest of the Certificates with respect to which such amounts are due.

     (d) Upon the winding up of the Trust and its  termination,  the Owner Trustee shall cause the  Certificate  of
Trust to be cancelled by filing a certificate of  cancellation  with the Secretary of State in accordance  with the provisions of Section 3810(c) of the Statutory Trust Statute.

                                                       ARTICLE IX

                                Successor Owner Trustees and Additional Owner Trustees

     Section 9.01. Eligibility  Requirements  for  Owner  Trustee.  The  Owner  Trustee  shall  at  all  times  be a corporation  satisfying the provisions of  Section 3807(a)  of the Statutory Trust Statute;  authorized to exercise corporate trust powers;  having a combined  capital and surplus of at least  $50,000,000 and subject to supervision or  examination  by  federal  or state  authorities;  and  having  (or  having a parent  that has)  long-term  debt obligations  with a rating  of at least A by  Moody's,  Standard  & Poor's or  Fitch,  if rated by  Fitch.  If such corporation  shall publish  reports of condition at least annually  pursuant to law or to the  requirements  of the aforesaid  supervising  or examining  authority,  then for the purpose of this  Section,  the combined  capital and surplus  of such  corporation  shall be deemed to be its  combined  capital  and  surplus  as set forth in its most recent  report of  condition  so  published.  In case at any time the Owner  Trustee  shall cease to be eligible in accordance with the provisions of this  Section 9.01,  the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

     Section 9.02. Replacement  of Owner  Trustee.  The Owner Trustee may at any time resign and be discharged  from the trusts hereby created by giving 30 days' prior written notice  thereof to the Enhancer,  the Indenture  Trustee and the Depositor.  Upon  receiving  such notice of  resignation,  the Indenture  Trustee shall promptly  appoint a successor  Owner Trustee with the consent of the Enhancer,  which consent shall not be  unreasonably  withheld,  by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor  Owner Trustee.  If no successor  Owner Trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the  Owner  Trustee  shall  cease to be  eligible  in  accordance  with the  provisions  of
Section 9.01  and shall fail to resign after written request  therefor by the Indenture  Trustee (and the Indenture
Trustee shall make such request upon (i) the written  direction of the Enhancer,  so long as the Enhancer is not in default under the Policy, or (ii) the written  direction of holders of Notes  representing not less than a majority of the Note Balance of the Notes if the Enhancer is not in default  under the Policy),  or if at any time the Owner
Trustee  shall be legally  unable to act, or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Owner
Trustee or of its property  shall be  appointed,  or any public  officer  shall take charge or control of the Owner
Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the
Indenture  Trustee may, and, at the direction of the Enhancer,  shall,  remove the Owner Trustee.  If the Indenture
Trustee shall remove the Owner Trustee under the authority of the  immediately  preceding  sentence,  the Indenture
Trustee shall  promptly  appoint a successor  Owner Trustee  acceptable to the Enhancer by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the outgoing Owner Trustee so removed and one copy to the  successor  Owner  Trustee,  and shall pay all fees owed to the outgoing  Owner  Trustee.  If the  Indenture
Trustee is unable to appoint a successor  Owner  Trustee  within 60 days after any such  direction,  the  Indenture
Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         Any resignation or removal of the Owner Trustee and  appointment of a successor Owner Trustee  pursuant to any of the provisions of this  Section shall  not become effective until acceptance of appointment by the successor
Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

     Section 9.03. Successor Owner Trustee.  Any successor Owner Trustee  appointed  pursuant to Section 9.02  shall execute,  acknowledge  and deliver to the  Indenture  Trustee and to its  predecessor  Owner  Trustee an instrument accepting  such  appointment  under  this  Trust  Agreement,  and  thereupon  the  resignation  or  removal  of the predecessor Owner Trustee shall become effective,  and such successor Owner Trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations of its predecessor under this Trust  Agreement,  with like effect as if  originally  named as Owner  Trustee.  The  predecessor  Owner
Trustee  shall upon payment of its fees and expenses  deliver to the  successor  Owner  Trustee all  documents  and statements and monies held by it under this Trust  Agreement;  and the predecessor  Owner Trustee shall execute and deliver such  instruments  and do such other things as may  reasonably be required for fully and certainly  vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept  appointment as provided in this  Section 9.03  unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this  Section 9.03,  the Indenture
Trustee  shall mail notice  thereof to all  Certificateholders,  the Indenture  Trustee,  the  Noteholders  and the
Rating  Agencies and the  Enhancer.  If the  Indenture  Trustee shall fail to mail such notice within 10 days after acceptance  of such  appointment  by the successor  Owner  Trustee,  the  successor  Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

     Section 9.04. Merger or  Consolidation  of Owner  Trustee.  Any  Person  into  which the Owner  Trustee  may be merged or converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or consolidation  to which the Owner Trustee shall be a party, or any Person  succeeding to all or  substantially  all of the corporate  trust  business of the Owner  Trustee,  shall be the  successor of the Owner  Trustee  hereunder, without the  execution  or filing of any  instrument  or any further act on the part of any of the parties  hereto, anything  herein to the  contrary  notwithstanding;  provided,  that such  Person  shall be  eligible  pursuant  to
Section 9.01 and,  provided,  further,  that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     Section 9.05. Appointment  of  Co-Trustee or Separate  Trustee.  Notwithstanding  any other  provisions of this
Trust  Agreement,  at any time, for the purpose of meeting any legal  requirements of any jurisdiction in which any part of the Trust Estate may at the time be located,  the Owner  Trustee shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons to act as co-trustee,  jointly with the Owner Trustee,  or as separate  trustee or  trustees,  of all or any part of the Trust  Estate,  and to vest in such  Person,  in such capacity,  such title to the Trust or any part thereof and, subject to the other  provisions of this Section,  such powers,  duties,  obligations,  rights and trusts as the Owner  Trustee may  consider  necessary or  desirable.  No co-trustee or separate  trustee under this Trust  Agreement shall be required to meet the terms of eligibility as a successor  Owner Trustee  pursuant to  Section 9.01  and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

         Each separate  trustee and co-trustee  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (a) All  rights,  powers,  duties  and  obligations  conferred  or  imposed  upon the Owner  Trustee  shall be conferred  upon and  exercised or performed by the Owner Trustee and such  separate  trustee or co-trustee  jointly
(it being  understood  that such separate  trustee or co-trustee is not  authorized to act  separately  without the
Owner  Trustee  joining in such  act),  except to the extent  that under any law of any  jurisdiction  in which any particular  act or acts are to be performed,  the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including  the holding of title to the
Trust Estate or any portion  thereof in any such  jurisdiction)  shall be exercised  and  performed  singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

     (b) No trustee under this Trust Agreement  shall be personally  liable by reason of any act or omission of any other trustee under this Trust Agreement; and

     (c) The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice,  request or other  writing  given to the Owner  Trustee  shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them. Every instrument appointing  any separate  trustee or  co-trustee  shall refer to this Trust  Agreement  and the  conditions of this
Article IX. Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Owner Trustee or separately,  as may be  provided  therein,  subject to all the  provisions  of this Trust  Agreement,  specifically including  every  provision of this Trust  Agreement  relating to the conduct of,  affecting  the  liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee.

         Any  separate  trustee  or  co-trustee  may at any  time  appoint  the  Owner  Trustee  as  its  agent  or attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this Trust  Agreement on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies and trusts  shall  vest in and be  exercised  by the  Owner  Trustee,  to the  extent  permitted  by law,  without  the appointment of a new or successor co-trustee or separate trustee.

                                                         ARTICLE X

                                                       Miscellaneous

     Section 10.01.  Amendments.

     (a) This  Trust  Agreement  may be  amended  from  time to time by the  parties  hereto as  specified  in this
Section 10.01,  provided that any such amendment,  except as provided in paragraph (e) below,  shall be accompanied by an Opinion of  Counsel  addressed  to the Owner  Trustee  and the  Enhancer  to the effect  that such  amendment complies with the provisions of this Section.

     (b) If the purpose of any such  amendment  (as  detailed  therein) is to correct any  mistake,  eliminate  any inconsistency,  cure any  ambiguity  or deal with any matter not  covered in this Trust  Agreement  (i.e.,  to give effect to the intent of the  parties),  it shall not be necessary to obtain the consent of any  Certificateholders, but the Owner  Trustee shall be furnished  with (i) a letter from each Rating  Agency that the  amendment  will not result in a Rating  Event,  determined  without  regard to the  Policy and (ii) an Opinion of Counsel to the effect that such action will not  adversely  affect in any material  respect the interests of any  Certificateholder,  and the consent of the Enhancer shall be obtained.

     (c) If the purpose of the  amendment  is to prevent the  imposition  of any federal or state taxes at any time that any Security is outstanding  (i.e.,  technical in nature),  it shall not be necessary to obtain the consent of any  Certificateholder,  but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is
necessary  or  helpful  to  prevent  the  imposition  of  such  taxes  and  is  not   materially   adverse  to  any
Certificateholder and the consent of the Enhancer shall be obtained.

     (d) If the purpose of the  amendment  is to add or eliminate  or change any  provision of the Trust  Agreement other than as  contemplated  in (b) and (c) above,  the amendment shall require (i) the consent of the Enhancer and an Opinion of Counsel  to the effect  that such  action  will not  adversely  affect in any  material  respect  the interests of any  Certificateholder  and (ii) either (A) a letter from each Rating Agency that such  amendment will not cause a Rating  Event,  if  determined  without  regard to the Policy or (B) the consent of  Certificateholders evidencing a majority of the  aggregate  Certificate  Percentage  Interest  and the  Indenture  Trustee;  provided, however,  that no such  amendment  shall  reduce in any manner  the  amount  of, or delay the  timing of,  payments received  that are required to be  distributed  on any  Certificate  without the consent of each  Certificateholder affected thereby and the Enhancer,  or reduce the aforesaid  percentage of Certificates the  Certificateholders  of which are  required to consent to any such  amendment,  without the consent of the  Certificateholders  of all such
Certificates then outstanding.

     (e) No  amendment  of  this  Trust  Agreement  may  provide  for the  holding  of any of the  Certificates  in book-entry form.

     (f) If the  purpose  of any  such  amendment  is to  provide  for  the  issuance  of  additional  Certificates representing  an interest in the Trust,  it shall not be necessary to obtain the consent of any  Certificateholder, but the Owner  Trustee  shall be  furnished  with (i) an Opinion of Counsel to the effect that such action will not adversely  affect in any  material  respect  the  interests  of any  Certificateholders  and (B) a letter from each
Rating Agency to the effect that such  amendment  will not cause a Rating Event,  if determined  without  regard to the Policy, and the consent of the Enhancer shall be obtained.

     (g) Promptly  after the execution of any such  amendment or consent,  the Owner Trustee shall furnish  written notification of the substance of such amendment or consent to each  Certificateholder,  the Indenture Trustee,  the
Enhancer and each of the Rating Agencies.  It shall not be necessary for the consent of  Certificateholders  or the
Indenture  Trustee  pursuant to this  Section 10.01  to approve the  particular  form of any proposed  amendment or consent,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining such consents (and any other consents of  Certificateholders  provided for in this Trust  Agreement or in any other
Basic  Document) and of  evidencing  the  authorization  of the execution  thereof by  Certificateholders  shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     (h) In connection  with the  execution of any amendment to any agreement to which the Trust is a party,  other than this Trust  Agreement,  the Owner Trustee shall be entitled to receive and  conclusively  rely upon an Opinion of  Counsel  to the effect  that such  amendment  is  authorized  or  permitted  by the  documents  subject to such amendment and that all conditions  precedent in the Basic  Documents for the execution and delivery  thereof by the
Trust or the Owner Trustee, as the case may be, have been satisfied.

     (i) The Owner Trustee may, but shall not be obligated to, execute any amendment  which  adversely  affects its rights, duties or immunities hereunder.

         Promptly after the execution of any amendment to the  Certificate of Trust,  the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Section 10.02. No Legal Title to Trust  Estate.  The  Certificateholders  shall not have legal title to any part of the Trust  Estate.  The  Certificateholders  shall be entitled to receive  distributions  with  respect to their undivided  beneficial  interest  therein only in accordance with Articles V and VIII. No transfer,  by operation of law or otherwise,  of any right, title or interest of the  Certificateholders to and in their ownership interest in the Trust  Estate  shall  operate  to  terminate  this  Trust  Agreement  or the trusts  hereunder  or entitle  any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     Section 10.03. Limitations  on  Rights  of  Others.  Except  for  Section 2.07,  the  provisions  of this  Trust
Agreement are solely for the benefit of the Owner Trustee,  the  Depositor,  the  Certificateholders,  the Enhancer
and, to the extent  expressly  provided  herein,  the Indenture  Trustee and the  Noteholders,  and nothing in this
Trust Agreement  (other than  Section 2.07),  whether  express or implied,  shall be construed to give to any other
Person  any legal or  equitable  right,  remedy or claim in the Trust  Estate or under or in  respect of this Trust
Agreement or any covenants, conditions or provisions contained herein.

     Section 10.04.  Notices.

     (a) Unless  otherwise  expressly  specified or permitted by the terms hereof,  all notices shall be in writing and shall be deemed given upon receipt:  if to the Owner Trustee,  addressed to its Corporate  Trust Office;  if to the  Certificate  Paying  Agent,  addressed  to JPMorgan  Chase Bank,  450 West 33rd  Street,  New York,  New York,
10001-2697  Attention:  Institutional  Trust  Services with a copy to the  Corporate  Trust Office of the Indenture
Trustee, if to the Depositor,  addressed to Wachovia Asset Securitization,  Inc., 8739 Research Drive, NC0121-Suite
D,  Charlotte,  North  Carolina  28288-0121,  Attention:  Robert J. Perret,  Telecopier:  (704)383-8121;  if to the
Enhancer,   addressed  to  Ambac  Assurance  Corporation,  One  State  Street  Plaza,  New  York,  New York  10004,
Attention: Risk Management, Consumer Asset-Backed Services, Telecopier: (212) 363-1459;  if to the Rating Agencies,
addressed to Moody's Investors  Service,  Inc., 99 Church Street,  4th Floor, New York, New York 10001 and Standard
& Poor's,  a division of The McGraw-Hill  Companies,  Inc., 55 Water Street,  New York, New York 10004,  Attention:
Structured  Finance  Department - MBS; or, as to each of the foregoing  Persons,  at such other address as shall be designated by such Person in a written notice to each of the other foregoing Persons.

     (b) Any notice required or permitted to be given to a  Certificateholder  shall be given by first-class  mail, postage  prepaid,  at the address of such  Certificateholder  as shown in the Certificate  Register.  Any notice so mailed within the time prescribed in this Trust  Agreement to a  Certificateholder  shall be conclusively  presumed to have been duly given, whether or not such Certificateholder receives such notice.

     (c) A copy of any  notice  delivered  to the  Owner  Trustee  or the  Trust  shall  also be  delivered  to the
Depositor.

     Section 10.05. Severability.  Any provision of this Trust Agreement that is prohibited or  unenforceable  in any jurisdiction  shall, as to such jurisdiction,  be ineffective to the extent of such prohibition or unenforceability without  invalidating  the  remaining  provisions  hereof,  and any such  prohibition  or  unenforceability  in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 10.06. Separate  Counterparts.  This  Trust  Agreement  may be  executed  by the  parties  hereto in any number  of  counterparts,  each of  which  when so  executed  and  delivered  shall  be an  original,  but all such counterparts shall together constitute but one and the same instrument.

     Section 10.07. Successors and Assigns.  All  representations,  warranties,  covenants and  agreements  contained herein shall be binding upon, and inure to the benefit of, each of the Enhancer,  the Depositor,  the Owner Trustee and its successors and each  Certificateholder  and its successors and permitted  assigns,  all as herein provided.
Any request,  notice,  direction,  consent,  waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     Section 10.08. No  Petition.   The  Owner   Trustee,   by  entering   into  this  Trust   Agreement,   and  each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time institute against  the  Depositor  or the  Trust,  or join in any  institution  against  the  Depositor  or the Trust of, any bankruptcy  Proceedings  under any United States federal or state  bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the other Basic Documents.

     Section 10.09. No  Recourse.  Each  Certificateholder,  by  accepting  a  Certificate,  acknowledges  that  such
Certificateholder's  Certificate  represents  a  beneficial  interest in the Trust only and does not  represent  an interest in or obligation of the Depositor,  the Seller, the Owner Trustee,  the Indenture Trustee or any Affiliate
thereof,  and that no recourse  may be had against  such Persons or their  assets,  except as may be expressly  set forth or contemplated in the Certificates, this Trust Agreement or the other Basic Documents.

     Section 10.10. Headings.  The  headings of the various  Articles  and  Sections  herein are for  convenience  of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 10.11. GOVERNING  LAW.  THIS TRUST  AGREEMENT  SHALL BE  CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE
STATE OF DELAWARE,  WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,  AND THE OBLIGATIONS,  RIGHTS AND REMEDIES
OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.12. Integration.  This Trust  Agreement  constitutes  the entire  agreement  among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

     Section 10.13. Rights of  Enhancer to Exercise  Rights of  Certificateholders.  By  accepting  its  Certificate, each  Certificateholder  agrees  that  unless a  Enhancer  Default  exists,  the  Enhancer  shall have the right to exercise  all rights of the  Certificateholders  under this Trust  Agreement  without  any  further  consent of the
Certificateholders.  Nothing  in  this  Section,  however,  shall  alter  or  modify  in  any  way,  the  fiduciary obligations  of the Owner  Trustee  to the  Certificateholders  pursuant  to this  Trust  Agreement,  or create any fiduciary  obligation  of the  Owner  Trustee  to the  Enhancer.  The  Enhancer  shall be an  express  third  party beneficiary of this Trust Agreement.

         IN WITNESS  WHEREOF,  the  Depositor  and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     WACHOVIA ASSET SECURITIZATION, INC.,
                                                          as Depositor

                                                     By:__________________________________
                                                        Name:
                                                        Title:

                                                     WILMINGTON TRUST COMPANY,
                                                          not in its individual capacity but solely as Owner
                                                          Trustee, except with respect to the representations and
                                                          warranties contained in Section 6.03 hereof

                                                     By:__________________________________
                                                        Name:
                                                        Title:

Acknowledged and Agreed:

JPMORGAN CHASE BANK,
     as Indenture Trustee, Certificate Registrar
     and Certificate Paying Agent

By:_______________________________________________
     Name:
     Title:

WACHOVIA ASSET SECURITIZATION, INC.
2002-HE1 TRUST,

By:      WILMINGTON TRUST COMPANY,
         not in its individual capacity but solely
         as Owner Trustee

By:___________________________________________
     Name:
     Title:

                                                     EXHIBIT A

                                                FORM OF CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE NOTES AS  DESCRIBED IN THE  AGREEMENT  (AS
DEFINED HEREIN).

         BY ACCEPTING ITS CERTIFICATE,  EACH  CERTIFICATEHOLDER  AGREES THAT UNLESS AN ENHANCER DEFAULT EXISTS, THE
ENHANCER SHALL HAVE THE RIGHT TO EXERCISE ALL RIGHTS OF THE  CERTIFICATEHOLDERS  UNDER THIS TRUST AGREEMENT WITHOUT
ANY FURTHER  CONSENT OF THE  CERTIFICATEHOLDERS.  NOTHING IN THIS  SECTION,  HOWEVER,  SHALL ALTER OR MODIFY IN ANY
WAY, THE FIDUCIARY  OBLIGATIONS OF THE OWNER TRUSTEE TO THE  CERTIFICATEHOLDERS  PURSUANT TO THIS TRUST  AGREEMENT,
OR CREATE ANY FIDUCIARY  OBLIGATION  OF THE OWNER  TRUSTEE TO THE ENHANCER.  THE ENHANCER IS AN EXPRESS THIRD PARTY
BENEFICIARY TO THE AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND STATE LAWS OR IS SOLD OR  TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT
AND SUCH STATE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

         NO TRANSFER  OF THIS  CERTIFICATE  SHALL BE MADE  UNLESS THE  CERTIFICATE  REGISTRAR  SHALL HAVE  RECEIVED
EITHER (i) A  REPRESENTATION  LETTER FROM THE TRANSFEREE OF THIS  CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS
NOT AN  EMPLOYEE  BENEFIT OR OTHER PLAN  SUBJECT  TO THE  PROHIBITED  TRANSACTION  RESTRICTIONS  AND THE  FIDUCIARY
RESPONSIBILITY  REQUIREMENTS  OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE  INTERNAL  REVENUE  CODE OF 1986,  AS AMENDED (THE  "CODE"),  ANY PERSON  ACTING,  DIRECTLY OR
INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN ASSETS,"  WITHIN THE MEANING OF THE DEPARTMENT OF
LABOR  REGULATIONS  SECTION  2510.3-101,  TO ACQUIRE THIS CERTIFICATE  (EACH, A "PLAN  INVESTOR"),  OR (ii) IF THIS
CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR,  AN OPINION OF COUNSEL  ACCEPTABLE TO AND
IN FORM AND  SUBSTANCE  SATISFACTORY  TO THE  DEPOSITOR,  THE  OWNER  TRUSTEE,  THE  SERVICER  AND THE  CERTIFICATE
REGISTRAR,  OR A  CERTIFICATION  IN THE FORM OF EXHIBIT G TO THE  AGREEMENT,  TO THE EFFECT  THAT THE  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED
TRANSACTION  UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT
ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR,  THE OWNER TRUSTEE,  THE SERVICER OR THE  CERTIFICATE  REGISTRAR TO
ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  OR LIABILITIES  UNDER SECTION 406 OF ERISA OR SECTION 4975 OF
THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

         THE TRANSFEREE OF THIS  CERTIFICATE  SHALL BE SUBJECT TO UNITED STATES FEDERAL  WITHHOLDING TAX UNLESS THE
CERTIFICATE  REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN  STATUS  CERTIFYING AS TO THE  TRANSFEREE'S
STATUS AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

         THIS  CERTIFICATE  DOES NOT  REPRESENT AN INTEREST IN OR  OBLIGATION  OF THE SELLER,  THE  DEPOSITOR,  THE
SERVICER,  THE INDENTURE  TRUSTEE,  THE OWNER TRUSTEE OR ANY OF THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY
PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Certificate No. 1

Cut-Off Date:
September 1, 2002

Date of Trust Agreement:
September 27, 2002

First Payment Date:                                                     Percentage Interest: 100%
October 25, 2002

Final Payment Date:
September 25, 2032

                                        WACHOVIA ASSET SECURITIZATION, INC.
                                    ASSET-BACKED CERTIFICATES, SERIES 2002-HE1

         evidencing a fractional  undivided  interest in Wachovia Asset  Securitization,  Inc.  2002-HE1 Trust (the
"Issuer"), the property of which consists primarily of the Mortgage Loans.

         This  Certificate  is  payable  solely  from the assets of the Trust  Estate,  and does not  represent  an obligation of or interest in the Depositor,  the Seller,  the Servicer,  the Indenture Trustee or the Owner Trustee
or any of  their  Affiliates.  This  Certificate  is not  guaranteed  or  insured  by any  governmental  agency  or instrumentality or by the Depositor,  the Seller,  the Servicer,  the Indenture Trustee or the Owner Trustee or any
of their affiliates.  None of the Depositor,  the Seller, the Servicer,  the Indenture Trustee or the Owner Trustee
or any of their  Affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that Wachovia  Asset  Securitization,  Inc. is the  registered  owner of the  Certificate
Percentage  Interest evidenced by this Certificate (as set forth on the face hereof) in certain  distributions with
respect  to  the  Trust  Estate,   consisting   primarily  of  the  Mortgage  Loans,   created  by  Wachovia  Asset
Securitization,  Inc. (the  "Depositor").  The Trust (as defined herein) was created  pursuant to a trust agreement dated as of  September  27, 2002 (as amended and  supplemented  from time to time,  the  "Agreement"),  between the
Depositor and Wilmington  Trust Company,  as owner trustee (the "Owner  Trustee," which term includes any successor entity under the  Agreement),  a summary of certain of the pertinent  provisions  of which is set forth  hereafter.
Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in Appendix
A to the indenture dated as of September 27, 2002,  between the Trust and the Indenture  Trustee.  This Certificate
is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Certificateholder   of  this   Certificate  by  virtue  of  the  acceptance   hereof  assents  and  by  which  such
Certificateholder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of  March,  June,
September  and December or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the
"Payment  Date"),  commencing  on the  first  Payment  Date  specified  above,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business  on the last day (or if such last day is not a Business  Day, the  Business  Day  immediately  preceding  such  last day) of the month  immediately  preceding  the month of such distribution (the "Record Date"),  in an amount equal to the pro rata portion evidenced by this Certificate  (based on the  Percentage  Interest  stated on the face  hereon) of the  amount,  if any,  required to be  distributed  to
Certificateholders  of  Certificates  on such  Payment  Date.  Distributions  on this  Certificate  will be made as
provided  in  the  Agreement  by  the   Certificate   Paying  Agent  by  wire  transfer  or  check  mailed  to  the
Certificateholder  of record in the Certificate  Register without the presentation or surrender of this Certificate or the making of any notation hereon.  Pursuant to the Agreement, the Trust has issued the Certificates.

         Except as otherwise  provided in the Agreement and  notwithstanding  the above, the final  distribution on this  Certificate  will  be made  after  due  notice  by the  Certificate  Paying  Agent  of the  pendency  of such distribution and only upon  presentation  and surrender of this  Certificate at the office or agency  designated by the Certificate Registrar for that purpose in the City and State of New York.

         No  transfer of this  Certificate  will be made  unless  such  transfer  is exempt  from the  registration requirements  of the  Securities  Act of  1933,  as  amended  (the  "Securities  Act"),  and any  applicable  state securities  laws or is made in  accordance  the  Securities  Act and such  state  laws.  In the  event  that such a transfer  is to be made,  (i) the  Certificate  Registrar  or the  Depositor  may  require  an  opinion  of counsel acceptable to and in form and  substance  satisfactory  to the  Certificate  Registrar and the Depositor  that such transfer is exempt  (describing the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the  Securities  Act, and of any  applicable  statute of any state and (ii) the transferee  shall execute an  investment  letter in the form  described in the Agreement and (iii) the  Certificate
Registrar shall require the transferee to execute an investment  letter and a Certificate of Non-Foreign  Status in the form  described by the Agreement  (or if a Certificate  of  Non-Foreign  Status is not provided,  an Opinion of
Counsel as described in the  Agreement),  which  investment  letter and certificate or Opinion of Counsel shall not
be  at  the  expense  of  the  Trust,  the  Owner  Trustee,  the  Certificate  Registrar  or  the  Depositor.   The
Certificateholder  hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trust, the Owner  Trustee,  the  Depositor,  the Servicer and the  Certificate  Registrar  against any liability  that may result  if the  transfer  is not so exempt  or is not made in  accordance  with such  federal  and state  laws.  In connection with any such transfer,  the Certificate  Registrar  (unless  otherwise  directed by the Depositor) will also require  either (i) a  representation  letter,  in the form as described  by the  Agreement,  stating that the transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction  restrictions  or the fiduciary  responsibility  requirements  of ERISA  or  Section 4975  of the Code (a  "Plan"),  any  person  acting, directly or  indirectly,  on behalf of any such Plan or any Person using the "plan  assets,"  within the meaning of the  Department  of Labor  Regulations  Section 2510.3-101,  to  effect  such  acquisition  (collectively,  a "Plan
Investor")  or (ii) if such  transferee  is a Plan  Investor,  an opinion of counsel  acceptable to and in form and substance  satisfactory  to the Depositor,  the Owner Trustee,  the Servicer and the  Certificate  Registrar,  or a
certification  in the form of  Exhibit G to the  Agreement,  to the  effect  that the  purchase  or holding of such
Certificate is permissible  under applicable law, will not constitute or result in a prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments) and will not subject the  Depositor,  the Owner  Trustee,  the Servicer or the  Certificate  Registrar to any  obligation or liability  (including  obligations  or  liabilities  under  Section 406  of ERISA or  Section 4975  of the Code) in
addition to those undertaken in the Agreement.

         This  Certificate  is one of a  duly  authorized  issue  of  Certificates  designated  as  Wachovia  Asset
Securitization, Inc. Asset-Backed Certificates of the Series specified hereon (the "Certificates").

         The  Certificateholder of this Certificate,  by its acceptance hereof,  agrees that it will look solely to the funds on deposit  in the  Distribution  Account  that have been  released  from the Lien of the  Indenture  for payment  hereunder  and that neither the Owner Trustee in its  individual  capacity nor the Depositor is personally liable to the  Certificateholders  for any amount  payable  under this  Certificate  or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         The   Certificateholder  of  this  Certificate   acknowledges  and  agrees  that  its  rights  to  receive
distributions  in respect of this  Certificate  are  subordinated  to the rights of the Noteholders as described in the Indenture.

         Each   Certificateholder,   by  its  acceptance  of  a   Certificate,   covenants  and  agrees  that  such
Certificateholder  will not at any time institute  against the Depositor or the Trust,  or join in any  institution against the Depositor or the Trust of, any  bankruptcy,  reorganization,  arrangement,  insolvency  or  liquidation proceedings,  or other  proceedings  under  any  United  States  federal  or state  bankruptcy  or  similar  law in connection with any obligations  relating to the  Certificates,  the Notes, the Agreement or any of the other Basic
Documents.

         The  Agreement  permits  the  amendment  thereof  as  specified  below,  provided  that any  amendment  be accompanied  by the consent of the Enhancer and an Opinion of Counsel to the Owner  Trustee to the effect that such amendment  complies  with the  provisions  of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of any such amendment is to correct any mistake,  eliminate any  inconsistency,  cure any ambiguity  or deal  with any  matter  not  covered,  it  shall  not be  necessary  to  obtain  the  consent  of any
Certificateholder,  but the Owner  Trustee  shall be furnished  with a letter from each Rating Agency to the effect that such amendment  will not cause a Rating Event,  determined  without  regard to the Policy,  and the consent of the Enhancer  shall be obtained.  If the purpose of any such  amendment is to prevent the imposition of any federal or state taxes at any time that any  Security is  Outstanding,  it shall not be  necessary to obtain the consent of the any  Certificateholder,  but the  Owner  Trustee  shall be  furnished  with an  Opinion  of  Counsel  that such amendment is  necessary or helpful to prevent the  imposition  of such taxes and is not  materially  adverse to any
Certificateholder  and the consent of the  Enhancer  shall be obtained.  If the purpose of the  amendment is to add or eliminate or change any provision of the  Agreement,  other than as specified in the  preceding  two  sentences, the amendment  shall require  either (a) a letter from each Rating  Agency to the effect that such  amendment  will not cause a Rating Event,  determined  without regard to the Policy or (b) the consent of  Certificateholders  of a majority of the Percentage  Interests of the Certificates and the Indenture  Trustee;  provided,  however,  that no such  amendment  shall (i) reduce in any manner the  amount of, or delay the time of,  payments  received  that are required to be distributed on any Certificate  without the consent of all  Certificateholders  affected thereby and the  Enhancer,  or (ii)  reduce the  aforesaid  percentage  of  Certificates  the  Certificateholders  of which are required to consent to any such amendment  without the consent of the  Certificateholders  of all such Certificates then outstanding.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is  registerable  in the Certificate  Register upon surrender of this  Certificate for  registration of transfer  at the offices or agencies of the  Certificate  Registrar  maintained  in the City and State of New York, accompanied by a written  instrument of transfer in form  satisfactory to the  Certificate  Registrar duly executed by the  Certificateholder  hereof or such  Certificateholder's  attorney duly authorized in writing,  and thereupon one or more new Certificates of authorized  denominations  evidencing the same aggregate  Percentage  Interest will be issued to the designated  transferee.  The initial  Certificate  Registrar  appointed under the Agreement is the
Owner Trustee.

         Except as provided in the Agreement,  the  Certificates  are issuable only in minimum  denominations  of a
10.0000%  Percentage  Interest and in integral  multiples of a 0.0001%  Percentage  Interest in excess thereof.  As provided in the Agreement and subject to certain  limitations  therein set forth, the Certificates are exchangeable for new  Certificates of authorized  denominations,  as requested by the  Certificateholder  surrendering the same.
This Certificate is issued in the Percentage Interest above;  however,  the Percentage Interest of this Certificate may change in accordance with  Section 3.12 of the Agreement.  The  Certificateholder  of this  Certificate  hereby consents to any change in its Percentage Interest in accordance with such Section.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection therewith.

         The Owner Trustee,  the Certificate  Paying Agent,  the  Certificate  Registrar and any agent of the Owner
Trustee,  the  Certificate  Paying  Agent,  or the  Certificate  Registrar  may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Owner  Trustee,  the  Certificate
Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

         The  obligations  created by the Agreement in respect of this  Certificate  and the Trust created  thereby shall  terminate  upon the final  distribution  of all moneys or other  property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

         It is the intent of the  Depositor,  the  Issuer and the  Certificateholder  that for  federal,  state and local income,  single business and franchise tax purposes,  (a) the Trust will not be treated as an association (or publicly traded  partnership)  taxable as a corporation or a taxable  mortgage pool and (b) the Trust will not fail to be treated as a disregarded entity.

         Unless the certificate of authentication  hereon shall have been executed by an authorized  officer of the
Owner Trustee,  or an  authenticating  agent by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual  capacity,  has caused this Certificate to be duly executed.

                                                          WACHOVIA ASSET SECURITIZATION, INC. 2002-HE1 TRUST

                                                          By:   WILMINGTON TRUST COMPANY,
                                                                   not in its individual capacity but solely as
                                                                   Owner Trustee

Dated: September 27, 2002                                 By:______________________________________________________
                                                                      Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By: ___________________________________________
                Authorized Signatory

or ____________________________________________
as Authenticating Agent of the Owner Trustee

By:____________________________________________
                 Authorized Signatory

                                                    ASSIGNMENT

                    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                                         PLEASE INSERT SOCIAL SECURITY OR
                                       OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________________________________________
                    (Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

______________________
*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
_________________________________________________
_________________________________________________
for the account of __________________________________, account number _________________________, or, if mailed by check, to _________________________________.

         Applicable statements should be mailed to _________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                     EXHIBIT B

                                               CERTIFICATE OF TRUST

                                                        OF

                                WACHOVIA ASSET SECURITIZATION, INC. 2002-HE1 TRUST

         THE UNDERSIGNED,  Wilmington Trust Company,  as owner trustee (the "Trustee"),  for the purpose of forming a statutory trust does hereby certify as follows:

         1.       The name of the statutory trust is:

                  WACHOVIA ASSET SECURITIZATION, INC. 2002-HE1 TRUST

         2.       The name and  business  address of the Trustee of the  statutory  trust in the State  Delaware is
Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

         3.       The  statutory  trust  reserves  the right to amend,  alter,  change,  or  repeal  any  provision contained in this Certificate of Trust in the manner now or hereafter prescribed by law.

         4.       This Certificate of Trust shall be effective upon filing.

         THE  UNDERSIGNED,  being the Trustee  hereinbefore  named,  for the  purpose of forming a statutory  trust pursuant to the  provisions  of the Delaware  Statutory  Trust Act,  does make this  certificate  of trust,  hereby declaring  and  further  certifying  that  this is its act  and  deed  and  that to the  best of the  undersigned's knowledge and belief the facts herein stated are true.

                                                          WILMINGTON TRUST COMPANY,
                                                              not in its individual capacity but solely as owner
                                                              trustee under the trust agreement to be dated as of
                                                              September 27, 2002

                                                          By:________________________________________
                                                             Name:
                                                             Title:

Dated:  September 27, 2002

                                                     EXHIBIT C

                                   [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                              Description of Rule 144A Securities, including numbers:
                              ______________________________________________________
                              ______________________________________________________
                              ______________________________________________________
                              ______________________________________________________

         The  undersigned  seller,  as  registered  holder  (the  "Seller"),  intends  to  transfer  the Rule  144A
Securities described above to the undersigned buyer (the "Buyer").

         1.       In  connection  with such transfer and in accordance  with the  agreements  pursuant to which the
Rule 144A Securities were issued,  the Seller hereby certifies the following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities, any  interest in the Rule 144A  Securities  or any other  similar  security  to, or  solicited  any offer to buy or accept a  transfer,  pledge  or other  disposition  of the Rule  144A  Securities,  any  interest  in the Rule 144A
Securities  or any other similar  security  from,  or otherwise  approached or negotiated  with respect to the Rule
144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a distribution of the Rule 144A Securities  under the Securities Act of 1933, as amended  (the "1933  Act"),  or that would  render the  disposition  of the Rule 144A  Securities a violation of
Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the Seller has not offered the Rule
144A Securities to any person other than the Buyer or another  "qualified  institutional  buyer" as defined in Rule
144A under the 1933 Act.

         2.       The Buyer warrants and  represents  to, and covenants  with, the Owner Trustee and the Depositor, pursuant  to  Section 3.09  of the trust  agreement  dated as of  September  27,  2002 (the  "Agreement"),  between
Wachovia  Asset  Securitization,  Inc., as depositor (the  "Depositor"),  and  Wilmington  Trust Company,  as owner trustee (the "Owner Trustee"), as follows:

                  a. The Buyer  understands  that the Rule 144A Securities have not been registered  under the 1933
         Act or the securities laws of any state.

                  b. The Buyer considers  itself a substantial,  sophisticated  institutional  investor having such knowledge and  experience in financial  and business  matters that it is capable of evaluating  the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been  furnished with all  information  regarding the Rule 144A  Securities  that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Servicer.

                  d. Neither the Buyer nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities,  any interest in the Rule
         144A  Securities  or any other  similar  security  with,  any person in any  manner,  or made any  general solicitation  by means of general  advertising  or in any other manner,  or taken any other  action,  that would  constitute a distribution of the Rule 144A  Securities  under the 1933 Act or that would render the disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a  "qualified  institutional  buyer" as that term is  defined  in Rule 144A under the 1933 Act and has completed  either of the forms of  certification  to that effect  attached  hereto as
         Annex 1 or Annex 2. The Buyer is aware that the sale to it is being  made in  reliance  on Rule 144A.  The
         Buyer is  acquiring  the Rule 144A  Securities  for its own  account or the  accounts  of other  qualified institutional  buyers,  understands  that such Rule 144A Securities may be resold,  pledged or transferred only (i) to a person  reasonably  believed to be a qualified  institutional  buyer that  purchases for its own  account  or for the  account  of a  qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from registration under the 1933 Act.

         3.       The Buyer represents that:

                  (i)      either (a) or (b) is satisfied, as marked below:

                             ____   a.  The  Buyer  is not  any  employee  benefit  plan  subject  to the  Employee
                  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or the Internal  Revenue Code of
                  1986, as amended (the "Code"),  a Person acting,  directly or  indirectly,  on behalf of any such plan or any Person  acquiring such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                             ____   b.  The Buyer will provide the Depositor,  the Owner Trustee,  the  Certificate
                  Registrar  and  the  Servicer  with  either:  (x) an  opinion  of  counsel,  satisfactory  to the
                  Depositor,  the Owner Trustee,  the  Certificate  Registrar and the Servicer,  to the effect that the  purchase  and holding of a  Certificate  by or on behalf of the Buyer is  permissible  under applicable law, will not constitute or result in a prohibited  transaction  under  Section 406 of
                  ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments) and will not subject the Depositor,  the Owner Trustee, the Certificate  Registrar or the Servicer to
                  any obligation or liability  (including  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the Trust  Agreement,  which opinion of counsel shall not be an expense of the Depositor,  the Owner Trustee, the Certificate  Registrar or the Servicer;  or (y)
                  in lieu of such  opinion  of  counsel,  a  certification  in the form of  Exhibit  G to the Trust
                  Agreement; and

                  (ii)     the  Buyer is  familiar  with the  prohibited  transaction  restrictions  and  fiduciary responsibility  requirements  of  Sections  406  and  407  of  ERISA  and  Section 4975  of the  Code  and
         understands  that each of the parties to which this  certification is made is relying and will continue to rely on the statements made in this paragraph 3.

         This  document  may be  executed  in one or more  counterparts  and by the  different  parties  hereto  on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an original;  such  counterparts, together, shall constitute one and the same document.

         Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in
Appendix A to the indenture dated as of September 27, 2002, between the Trust and the Indenture Trustee.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                                        Print Name of Buyer

By:_______________________________________                  By:________________________________________
   Name:                                                       Name:
   Title:                                                      Title:

Taxpayer Identification:                                    Taxpayer Identification:

No._______________________________________                  No.________________________________________

Date:                                                       Date:

                                                                                               ANNEX 1 TO EXHIBIT C

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

         1.       As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice
President or other executive officer of the Buyer.

         2.       In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_________________________________1/ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ____     Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ____     Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
                  $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ____     Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

         ____     Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities
                  Exchange Act of 1934, as amended.

         ____     Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

         ____     State or Local Plan.  The Buyer is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

         ____     ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the
                  Employee Retirement Income Security Act of 1974, as amended.

         ____     Investment Adviser.  The Buyer is an investment adviser registered under the Investment
                  Advisers Act of 1940. as amended.

         ____     SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S. Small Business
                  Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as
                  amended.

         ____     Business Development Company.  The Buyer is a business development company as defined in
                  Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

         ____     Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

1/ Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

         3.       The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v)
repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4.       For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the
Buyer may have included securities owned by subsidiaries of the  Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5.       The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                            Will the Buyer be purchasing the Rule 144A
                 _____Yes   _____No         Securities only for the Buyer's own account?

         6.       If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a
"qualified institutional buyer" within the meaning of Rule 144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                         _______________________________________________
                                                         Print Name of Buyer

                                                          By:___________________________________________
                                                             Name:
                                                             Title:

                                                          Date:__________________________________________

                                                                                               ANNEX 2 TO EXHIBIT C

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

         1.       As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice
President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2.       In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least
$100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer's
Family of Investment Companies, the cost of such securities was used.

              _____        The Buyer owned $___________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

              _____        The Buyer is part of a Family of Investment Companies which owned in the aggregate
                           $ _____________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3.       The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4.       The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5.       The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

         6.       The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A
Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                          ______________________________________
                                                          Print Name of Buyer

                                                          By:___________________________________
                                                             Name:
                                                             Title:

                                                          IF AN ADVISER:

                                                          _____________________________________
                                                          Print Name of Buyer

                                                          Date:________________________________

                                                     EXHIBIT D

                                      FORM OF INVESTOR REPRESENTATION LETTER

___________________, __________

Wachovia Asset Securitization, Inc.
8739 Research Drive
NC0121 Suite D
Charlotte, North Carolina 28288-0121

JPMorgan Chase Bank
Institutional Trust Services
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Corporate Trust Services

                  Re:      Wachovia Asset Securitization, Inc.
                           Asset-Backed Certificates, Series 2002-HE1

Ladies and Gentlemen:

                  ___________________ (the "Purchaser") intends to purchase from
(the "Seller")_______________% Certificate Percentage Interest of Series 2002-HE1 (the "Certificates"), issued pursuant to the trust agreement dated as of September 27, 2002 (the "Trust Agreement"), between Wachovia Asset
Securitization, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as owner trustee (the "Owner
Trustee"), as acknowledged and agreed by JPMorgan Chase Bank, as Certificate Registrar.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of September 27, 2002, between the Trust and the Indenture Trustee.  The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

                  1.       The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act"), or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the
         Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the
         Trust Agreement contains restrictions regarding the transfer of the Certificates and (e) the
         Certificates will bear a legend to the foregoing effect.

                  2.       The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.       The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an
         "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4.       The Purchaser has been furnished with, and has had an opportunity to review a copy of the Trust Agreement and such other information concerning the Certificates, the Mortgage Loans and the
         Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the
         Purchaser's decision to purchase the Certificates.  The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

                  5.       The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any
         Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (d) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Purchaser will not sell or otherwise transfer any of the
         Certificates, except in compliance with the provisions of the Trust Agreement.

                  6.       The Purchaser represents:

                           (i) that either (a) or (b) is satisfied, as marked below:

                             _____  a.      The Purchaser is not any employee benefit plan subject to the
                  Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue
                  Code of 1986, as amended (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                             _____  b.      The Purchaser will provide the Depositor, the Owner Trustee, the
                  Certificate Registrar and the Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under
                  Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or
                  the Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the
                  Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

                           (ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and
         understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

                  7.       The Purchaser is not a non-United States person.

                                                          Very truly yours,

                                                          By:______________________________________
                                                             Name:
                                                             Title:

                                                     EXHIBIT E

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

__________________, _________

Wachovia Asset Securitization, Inc.
8739 Research Drive
NC0121 Suite D
Charlotte, North Carolina 28288-0121

JPMorgan Chase Bank
Institutional Trust Services
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Corporate Trust Services

                  Re:      Wachovia Asset Securitization, Inc.
                           Asset-Backed Certificates, Series 2002-HE1

Ladies and Gentlemen:

              _____________(the "Purchaser") intends to purchase from __________________ (the "Seller") a
______% Percentage Interest of Certificates of Series 2002-HE1 (the "Certificates"), issued pursuant to the trust agreement dated as of September 27, 2002 (the "Trust Agreement"), between Wachovia Asset
Securitization, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner
Trustee"), as acknowledged and agreed by JPMorgan Chase Bank, as Certificate Registrar.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of September 27, 2002, between the Trust and the Indenture Trustee.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c)
has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above)
would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the
Trust Agreement.

                                                          Very truly yours,

                                                           ________________________________________
                                                           (Seller)

                                                          By:______________________________________
                                                             Name:
                                                             Title:

                                                     EXHIBIT F

                                     FORM OF CERTIFICATE OF NON-FOREIGN STATUS

         This Certificate of Non-Foreign Status is delivered pursuant to Section 3.09 of the trust agreement dated as of September 27, 2002 (the "Trust Agreement"), between Wachovia Asset Securitization, Inc., as depositor
(the "Depositor"), and Wilmington Trust Company, as owner trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of Wachovia Asset Securitization, Inc. Asset-Backed Certificates, Series 2002-HE1
(the "Certificates").  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of September 27, 2002, between the Trust and the
Indenture Trustee.

         Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

         In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

         To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code
(relating to withholding tax on foreign partners) do not apply in respect of the Certificates held by the undersigned, the undersigned hereby certifies:

Part I -          Complete Either A or B

                  A.       Individual as Beneficial Owner

                           1.       I am (the Beneficial Owner is ) not a non-resident alien for purposes of U.S.
                                    income taxation;

                           2.       My (the Beneficial Owner's) name and home address are:
                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________; and

                           3.       My (the Beneficial Owner's) U.S. taxpayer identification number (Social
                                    Security Number) is _______________________.

                  B.       Corporate, Partnership or Other Entity as Beneficial Owner

                           1.       ___________________ (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

                           2.       The Beneficial Owner's office address and place of incorporation (if applicable) is

                                                                                ; and

                           3.       The Beneficial Owner's U.S. employer identification number is
                                                                      .

Part II -         Nominees

         If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this
Certificate has been made in reliance upon information contained in:

                         an IRS Form W-9

                         a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -        Declaration

         The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty
(60) days of the date that the Beneficial Owner becomes a foreign person.  The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.

                         Name

                 Title (if applicable)

                  Signature and Date

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                                     EXHIBIT G

                                        FORM OF ERISA REPRESENTATION LETTER

____________________, ___________

Wachovia Asset Securitization, Inc.
8739 Research Drive
NC0121 Suite D
Charlotte, North Carolina 28288-0121

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

Wachovia Bank, National Association
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288

JPMorgan Chase Bank
Institutional Trust Services
450 West 33rd Street, 14th Floor
New York, New York 10001-2697
Attention:  Corporate Trust Services

                  Re:      Wachovia Asset Securitization, Inc.
                           Asset-Backed Certificates, Series 2002-HE1
Dear Sirs:

         ______________________________________ (the "Transferee") intends to acquire from
_________________________________(the "Transferor") a         % Percentage Interest of Wachovia Asset
Securitization, Inc. Asset-Backed Certificates, Series 2002-HE1 (the "Certificates"), issued pursuant to a trust agreement dated as of September 27, 2002, between Wachovia Asset Securitization, Inc., as depositor (the
"Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee").  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of September 27, 2002, between the Trust and the Indenture Trustee.

         The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the
Owner Trustee, the Certificate Registrar and the Servicer that:

         The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as
         amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of
         ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the
         Department of Labor ("DOL") Regulations Section 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL Regulations
         Section 2510.3-101.

                  The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and
         understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                                          Very truly yours,

                                                          _________________________________________

                                                          By:______________________________________
                                                             Name:
                                                             Title:

                                                     EXHIBIT H

                                           FORM OF REPRESENTATION LETTER

_________________, ___________

Wachovia Asset Securitization, Inc.
8739 Research Drive
NC0121 Suite D
Charlotte, North Carolina 28288-0121

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

Wachovia Bank, National Association
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288

JPMorgan Chase Bank
Institutional Trust Services
450 West 33rd Street
New York, New York 1001-2697

                  Re:      Wachovia Asset Securitization, Inc.
                           Asset-Backed Certificates, Series 2002-HE1
Dear Sirs:

         _____________________________________   (the "Transferee") intends to acquire from
__________________________________(the "Transferor") a       % Percentage Interest of Wachovia Asset
Securitization, Inc. Asset-Backed Certificates, Series 2002-HE1 (the "Certificates"), issued pursuant to a trust agreement dated as of September 27, 2002 (the "Trust Agreement"), Wachovia Asset Securitization, Inc., as
depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee").  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of September 27, 2002, between the Trust and the Indenture Trustee.

         The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the
Owner Trustee, the Certificate Registrar and the Servicer that:

                  (1)      the Transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

                  (2)      the Transferee is not a partnership, grantor trust or S corporation for federal income tax purposes, or, if the Transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or
         S corporation.

                                                          Very truly yours,

                                                          _________________________________________

                                                          By:______________________________________
                                                             Name:
                                                             Title:

                                                     EXHIBIT I

                                              FORM OF ADDITION NOTICE

DATE:

JPMorgan Chase Bank                                          Moody's Investors Service, Inc.
450 West 33rd Street, 14th Floor                             99 Church Street
New York, New York 10001-2697                                New York, New York 10007
Attn:    Institutional Trust Services;
         Wachovia Asset Securitization, Inc.
         2002-HE1 Trust

Wachovia Asset Securitization, Inc.                          Wilmington Trust Company
      2002-HE1 Trust                                         Rodney Square North
c/o Wilmington Trust Company,                                1100 North Market Street
      as Owner Trustee                                       Wilmington, Delaware 19890-0001
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attn:    Corporate Trust Administration

Standard & Poor's, a division of The McGraw-Hill
Companies, Inc.
26 Broadway
New York, New York 10004-1064

                                      Re: WACHOVIA ASSET SECURITIZATION, INC.

Ladies and Gentlemen:

         Pursuant to Section 3.05 of the Trust Agreement,  dated as of September 27, 2002 (the "Trust  Agreement"), among and Wachovia  Asset  Securitization,  Inc., as Depositor and Wachovia  Asset  Securitization,  Inc.  2002-HE1
Trust,  as Issuer,  the  Depositor,  the Issuer has designated  the  Subsequent  Mortgage  Loans  identified on the
Mortgage Loan Schedule attached hereto to be sold to the Issuer on                  ,          ,  with an aggregate
Principal  Balance of  $                    .  Capitalized  terms not otherwise defined herein have the meaning set forth in the Appendix A to the  Indenture  dated as of September  27, 2002,  between the Issuer and JPMorgan  Chase
Bank, as indenture trustee.

         Please  acknowledge  your  receipt  of this  notice  by  countersigning  the  enclosed  copy in the  space indicated below and returning it to the attention of the undersigned.

                                                     Very truly yours,

                                                     WACHOVIA ASSET SECURITIZATION, INC.,
                                                        2002-HE1 TRUST, as Issuer

                                                     By:   Wilmington Trust Company, not in its individual
                                                     capacity but solely as Owner Trustee

                                                     By:_____________________________________________
                                                        Name:
                                                        Title:

                                                     WACHOVIA ASSET SECURITIZATION, INC.
                                                        as Depositor

                                                     By:_____________________________________________
                                                        Name:
                                                        Title:

                                                     EXHIBIT J

                                            FORM OF TRANSFER AGREEMENT

         Pursuant  to  this  Subsequent   Transfer   Agreement  No. _____ (the   "Agreement"),   dated  as  of
___________________, _____________,  between Wachovia Asset Securitization,  Inc., as seller (the "Depositor"),  and
Wachovia Asset  Securitization,  Inc. 2002-HE1 Trust (the "Issuer") and pursuant to the Trust Agreement dated as of
September  27, 2002 (the "Trust  Agreement"),  among the  Depositor  and the Issuer,  the  Depositor and the Issuer
agree to the sale by the  Depositor  and the  purchase by the Issuer of the  mortgage  loans listed on the attached
Schedule of Subsequent Mortgage Loans (the "Subsequent Mortgage Loans").

         Capitalized  terms used and not defined herein have their  respective  meanings as set forth in Appendix A to the Indenture dated as of September 27, 2002,  between the Issuer and JPMorgan Chase Bank, as indenture  trustee
(the "Indenture  Trustee"),  which meanings are incorporated by reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.        Sale of Subsequent Mortgage Loans.

         (a)      The Depositor,  by the execution and delivery of this Agreement,  does hereby sell,  assign,  set over, and otherwise convey to the Issuer,  without  recourse (except as expressly  provided herein and in the Trust
Agreement),  all of its right, title and interest,  whether now owned or existing or hereafter created, arising, or acquired,  in, to and under the  following:  (i) the  Subsequent  Mortgage  Loans  identified  on the Mortgage Loan
Schedule attached hereto as Attachment B and the other related  Subsequent  Transferred  Property  purchased by the
Depositor from the Seller pursuant to the Purchase Agreement;  provided,  however,  that the Issuer does not assume any  obligations  (including  any  obligations  to fund Draws)  arising under or related to the Related  Documents.
Such conveyance shall be deemed to be made: (1) with respect to the Cut-Off Date Principal  Balances,  with respect to the Subsequent  Mortgage Loans, as of the related  Subsequent  Transfer Date; and (2) with respect to the amount of each  Additional  Balance created on or after the Subsequent  Cut-Off Date and prior to the  commencement of the
Rapid  Amortization  Period,  as of the  later of the  related  Subsequent  Cut-Off  Date,  and the  date  that the corresponding  Draw was made  pursuant to the related Loan  Agreement,  subject to the receipt by the  Depositor of consideration  therefore as provided in  Section 3.02(c) of the Trust Agreement.  The Depositor,  contemporaneously with the delivery of this  Agreement,  has delivered or caused to be delivered to the Issuer each item set forth in
Section 3.04 of the Trust Agreement.

         The transfer to the Issuer by the Depositor of the Subsequent  Mortgage  Loans  identified on the Mortgage
Loan  Schedule  shall be absolute and is intended by the parties  hereto to  constitute a sale by the  Depositor to the  Issuer  on the  Subsequent  Transfer  Date of all the  Depositor's  right,  title and  interest  in and to the
Subsequent  Mortgage  Loans,  and other  related  Subsequent  Transferred  Property as and to the extent  described above,  and the Issuer  hereby  acknowledges  such  transfer.  In the event the  transactions  set forth herein are deemed not to be a sale, the Depositor  hereby grants to the Issuer a security  interest in all of the  Depositor's right, title and interest,  whether now owned or hereafter  acquired,  in, to and under the Subsequent  Transferred
Property  to secure  all of the  Depositor's  obligations  hereunder,  and this  Agreement  shall and  hereby  does constitute  a security  agreement  under  applicable  law. The  Depositor  agrees to take or cause to be taken such actions  and to  execute  such  documents,  including  without  limitation  the  authorization  and  filing  of any continuation  statements  with  respect  to the UCC  financing  statements  filed with  respect  to the  Subsequent
Transferred  Property by the Depositor on the related Subsequent  Transfer Date, if any, and any amendments thereto required to reflect a change in the name or corporate  structure of the  Depositor or the filing of any  additional
UCC  financing  statements  due to the  change in the  principal  office or  jurisdiction  of  organization  of the
Depositor as are necessary to perfect and protect the Issuer's  interests in the Subsequent  Transferred  Property.
The Depositor shall file any such continuation statements or amendments on a timely basis.

         (b)      The  expenses  and costs  relating  to the  delivery  of the  Subsequent  Mortgage  Loans and the related  Subsequent  Transferred  Property,  this Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Depositor.

         (c)      Additional terms of the sale are set forth on Attachment A hereto.

         Section 2.        Conditions Precedent; Assignment.

         (a)      The Depositor  hereby  affirms the  representations  and  warranties  made by it and set forth in
Section 2.09  of the  Trust  Agreement  as of the date  hereof.  The  Depositor  hereby  confirms  that each of the conditions set forth in  Section 2.2(b)  of the Mortgage Loan Purchase  Agreement have been satisfied in connection with the  Subsequent  Transfer  Agreement,  dated as of the date  hereof,  between the Seller and the  Depositor as
Purchaser and Section 3.05(c) of the Trust Agreement, respectively, are satisfied as of the date hereof.

         (b)      The  Depositor  is  solvent,  is  able to pay  its  debts  as  they  become  due and has  capital sufficient  to carry on its  business  and its  obligations  hereunder;  it will not be rendered  insolvent  by the execution and delivery of this  Instrument or by the  performance of its  obligations  hereunder nor is it aware of any pending insolvency;  no petition of bankruptcy (or similar insolvency  proceeding) has been filed by or against the Depositor prior to the date hereof.

         (c)      All terms and conditions of the Trust  Agreement  relating to the  Subsequent  Mortgage Loans are hereby  ratified  and  confirmed;  provided,  however,  that in the event of any conflict  the  provisions  of this
Agreement shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

         (d)      The Depositor  hereby assigns to the Issuer all of the Depositor's  right,  title and interest to and under the Subsequent Transfer  Agreement,  dated as of _______ __, ____ between the Seller and the Depositor as
Purchaser,  including the  Depositor's  right to enforce the  obligations of the Seller  thereunder  (including the
Seller's  obligation to repurchase  Mortgage  Loans as the result of a breach of the Seller's  representations  and warranties in such Subsequent Transfer Agreement and the Purchase Agreement).

         Section 3.        GOVERNING  LAW. THIS  INSTRUMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE
STATE OF NEW YORK AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES  HEREUNDER  SHALL BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

         Section 4.        Counterparts.  This Instrument may be executed in counterparts,  each of which,  when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

         Section 5.        Successors  and  Assigns.  This  Agreement  shall inure to the benefit of and be binding upon the Depositor and the Purchaser and their respective successors and assigns.

                                                     WACHOVIA ASSET SECURITIZATION, INC.,
                                                        as Depositor

                                                     By:_____________________________________________
                                                        Name:
                                                        Title:

                                                     WACHOVIA ASSET SECURITIZATION, INC.
                                                        2002-HE1 TRUST, as Issuer

                                                     By:_____________________________________________
                                                        Name:
                                                        Title:

Acknowledged and Accepted:

JPMORGAN CHASE BANK, not in its individual capacity
     but solely as Indenture Trustee

By:___________________________
Name:
Title:

                                                    Attachments

A.       Additional terms of sale.
B.       Schedule of Subsequent Mortgage Loans.
C.       Depositor's Officer's Certificate.

                                WACHOVIA ASSET SECURITIZATION, INC. 2002-HE1 TRUST

                               ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                                ____________, ____

A.
       1.     Subsequent Cut-Off Date:
       2.     Pricing Date:
       3.     Subsequent Transfer Date:
       4.     Aggregate Principal Balance of the Subsequent Mortgage Loans as of the
              Subsequent Cut-Off Date:
       5.     Purchase Price:                                                                 100.00%
B.
As to all Subsequent Mortgage Loans:
       1.     Longest stated term to maturity:                                                _______    months
       2.     Minimum Loan Rate:                                                              _______    %
       3.     Maximum Loan Rate:                                                              _______    %

--------
1  Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.